UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Irwin Financial Corporation

(Name of Registrant as Specified In Its Charter)

Irwin Financial Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Irwin Financial Corporation
500 Washington Street
P.O. Box 929
Columbus, IN 47202-0929
812.376.1909
812.376.1709 Fax
www.irwinfinancial.com

April 18, 2008

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Irwin Financial Corporation, to be held at the Yes Cinema, 4th & Jackson Streets, Columbus, Indiana, on Friday, May 30, 2008, at 4:00 p.m. Eastern Daylight Time, for the following purposes:

Proposals:

No. 1.	to elect three Directors to serve on the Board until our 2011 annual meeting;

No. 2.	to re-approve the Irwin Financial Corporation Amended and Restated 2001 Stock Plan and to amend the Plan to delete the ability to award phantom stock units and add the ability to award restricted stock units; and

No. 3.	to act upon the confirmation of independent auditors for 2008.

We recommend that you vote FOR Proposal Nos. 1, 2 and 3.

Other Items:

•	to hear such reports as may be presented; and

•	to transact any other business that may properly come before the meeting or any adjournment of it.

Proposal Nos. 1, 2 and 3 are described further in the proxy statement accompanying this Notice.

Registration of shareholders will start at 3:15 p.m. and the meeting will start at 4:00 p.m.

If you received a Notice of Internet Availability of Proxy Materials, it contains instructions on how to access our proxy materials over the Internet and how to vote your shares, as well as how to request a paper copy of our proxy materials by mail or an electronic copy by e-mail.

Your vote is important. Whether or not you plan to attend the meeting, I encourage you to vote your proxy as soon as possible to assure your representation at the meeting. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person. The back cover of the proxy statement contains a map with directions to the site of the Annual Meeting. Please see the section on “General Information and Voting Procedures” for instructions on voting your proxy.

MATT SOUZA
Secretary

2008 PROXY STATEMENT TABLE OF CONTENTS

Irwin Financial Corporation
500 Washington Street
P.O. Box 929
Columbus, IN 47202-0929
812.376.1909
812.376.1709 Fax
www.irwinfinancial.com

PROXY STATEMENT OF IRWIN FINANCIAL CORPORATION
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 30, 2008

GENERAL INFORMATION AND VOTING PROCEDURES

We are providing this proxy statement and the accompanying form of proxy (the “proxy” or “proxy card”) in connection with the solicitation by our Board of Directors of proxies to be used at our Annual Meeting of Shareholders on Friday, May 30, 2008. The meeting will be held at the Yes Cinema, 4th & Jackson Streets, Columbus, Indiana, at 4:00 p.m. Eastern Daylight Time, or any adjournment thereof. Please see the back cover for a map with directions to the Annual Meeting location. This proxy statement will be sent to shareholders on or about April 18, 2008.

Pursuant to rules recently adopted by the Securities and Exchange Commission (“SEC”), we have sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to certain of our registered shareholders and those that hold their shares through brokers, banks, broker-dealers or similar organizations. Shareholders will have access to our proxy materials over the Internet free of charge on the website identified in the Notice. The Notice contains instructions on how shareholders may access our proxy materials through the Internet and how shareholders may request electronic or paper copies if desired. If shares are held by a broker, bank, broker-dealer or similar organization in its name for the benefit of the shareholder, the shareholder is the beneficial owner of shares held in “street name,” and the Notice will be forwarded to the shareholder by the broker, bank, broker-dealer or similar organization. As the beneficial owner, the shareholder has the right to direct the broker, bank, broker-dealer or similar organization holding the shares how to vote the shares.

We will bear the costs of the solicitation of proxies. In addition to solicitation by mail, proxies may be solicited by our directors, officers and employees, at no additional compensation, by telephone, facsimile transmission, e-mail, and personal interviews or otherwise.

If you are a shareholder of record, you may tell the Corporation’s representatives how to vote your shares in one of the following ways:

•	By telephone — You may vote by calling the toll-free telephone number: 1-888-693-8683. Please have your proxy card or Notice available when you call, and follow the simple instructions to record your vote.

•	On the Internet — The website for Internet voting is www.cesvote.com. Please have your proxy card or Notice available when you access the website, and follow the simple instructions to record your vote. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

•	By Mail — Be sure to complete, sign and date the paper proxy card or voting instruction card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253-9837.

•	In Person — You may vote in person by attending the Annual Meeting of Shareholders.

The availability of telephone and Internet voting for beneficial owners will depend on the voting procedures of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

All shares represented by a proxy, if it is executed and returned using one of the methods above, will be voted as directed by the shareholder. If a shareholder executes and returns a proxy, but makes no direction as to such shareholder’s vote, the shares will be voted on each matter to come before the meeting in accordance with the recommendation of the Board of Directors.

A shareholder who votes a proxy may revoke it at any time before it is exercised by giving notice of revocation to our Secretary. Only shareholders of record at the close of business on March 24, 2008 (the “record date”), will be entitled to vote. On the record date, there were 29,605,664 common shares outstanding. Each common share is entitled to one vote on each matter to be voted on at the meeting.

Shareholders owning a majority of all the common shares outstanding must be present in person or represented by a proxy in order to constitute a quorum for the transaction of business. Based on the number of common shares outstanding on the record date, 14,802,833 shares will be required at the meeting for a quorum.

Proxies returned by brokers with “non-votes” on any matter on behalf of shares held in street name because the beneficial owner has withheld voting instructions, and proxies returned with abstentions, will be treated as present for purposes of determining a quorum.

However, non-votes and abstentions will not be counted as voting on any matter for which a non-vote or abstention is indicated and will therefore not affect the outcome of those matters.

If you are a participant in the Irwin Financial Corporation Employees’ Savings Plan and/or the Irwin Mortgage Corporation Retirement and Profit Sharing Plan (the “Plans”), you have the right to direct Fidelity Management Trust Company (“Fidelity”), as Trustee of the Plans, regarding how to vote the shares of Irwin Financial Corporation attributable to your individual account under the Plans. Your instructions to Fidelity will be tabulated confidentially. If your voting directions are not received by May 28, 2008, the Trustee may vote the shares attributable to your account as specified by the applicable Plan.

More specific voting information accompanies the Proposals.

Our main offices are located at 500 Washington Street, Columbus, Indiana 47201. Our website is www.irwinfinancial.com.

SECURITIES OWNERSHIP AND REPORTING

Principal Holders of Irwin Financial Securities

Persons known by management to own beneficially more than 5% of our common shares, as of the record date, are listed below. All of the shares listed are beneficially owned through voting and investment power held solely by the reported owner, except as otherwise indicated.

	Amount and
Name and Address	Nature of		Percent of
of Beneficial Owner	Beneficial Ownership		Class
William I. Miller 500 Washington Street Columbus, IN 47201	11,376,366	(1)	38.33%
Dimensional Fund Advisors LP 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,389,126	(2)	8.14%

(1)	Amount and nature of beneficial ownership is as of the record date March 24, 2008. This includes 5,176,038 common shares, which William I. Miller is deemed to beneficially own as the trustee of the J. Irwin Miller Marital Trust II (“Trust II”) and as to which shares William I. Miller has sole voting and dispositive power. William I. Miller was appointed as the Trustee on April 25, 2006. Previously, Trust II also granted William I. Miller an irrevocable proxy to vote and an option to acquire, subject to certain conditions, 5,160,544 of these common shares. His option to acquire the common shares became exercisable on February 19, 2008 and remains exercisable for a period of two years. William I. Miller disclaims beneficial ownership of the securities held in this trust except to the extent of his potential remainder interest in this trust.

Also includes 5,160,592 common shares deemed to be beneficially held through an irrevocable proxy granted by the IFC Trust under Trust Agreement dated June 29, 1990, Clementine M. Tangeman, Donor (the “IFC Trust”) and as to which shares William I. Miller has sole voting and dispositive power. On September 7, 2004 the IFC Trust appointed William I. Miller sole trustee, in substitution for his deceased father, J. Irwin Miller. The IFC Trust has granted William I. Miller an irrevocable proxy to vote such common shares, and an option to acquire such common shares, subject to certain conditions. His option to acquire the common shares became exercisable on February 19, 2008 and remains exercisable for a period of two years. William I. Miller disclaims beneficial ownership of the securities held in this trust except to the extent of his potential remainder interest in this trust.

Also includes (i) 22,812 common shares deemed to be beneficially held through William I. Miller’s role as the custodian of accounts benefiting his children, (ii) 24,775 common shares held by William I. Miller’s spouse, Lynne M. Maguire, as trustee of the 1998 William I. Miller Annual Exclusion Trust (the “Exclusion Trust”), and (iii) 847,684 common shares beneficially held through employee stock options that are exercisable within 60 days of March 24, 2008. William I. Miller expressly disclaims beneficial ownership of the common shares held as custodian on behalf of his children and the common shares held through the Exclusion Trust.

(2)	The number of shares indicated is determined as of December 31, 2007, pursuant to a filing on Schedule 13G that Dimensional Fund Advisors LP (“Dimensional”) made with the SEC on February 6, 2008, in which Dimensional reports it has sole voting and depositive power as to all such shares.

Securities Ownership of Directors and Management

The following information about the ownership of our common shares is given as of the record date, except as noted below, for each of our current directors and the “Named Executive Officers” (as identified in the “Summary Compensation Table” in the “Compensation” section of this proxy statement) individually, and all our current directors and executive officers as a group. Our executive officers are our Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer and line-of-business Presidents. Prior to December 31, 2007, the position of Executive Vice President, which has since been eliminated, was also among this group.

		Right to Acquire
	Irrevocable	within 60 days of		Total Number of
	Voting	March 24,	Restricted	Shares Beneficially	Percent
Name	Proxy	2008	Stock	Owned (1)	of Class
Sally A. Dean (3)		43,408	5,989	74,762	*

Gregory F. Ehlinger (4)		170,884	22,949	239,213	*

David W. Goodrich (3)		6,225	5,036	35,859	*

R. David Hoover (2)(3)		10,882	10,962	37,739	*

Bradley J. Kime (4)		97,010	7,027	113,368	*

William H. Kling (3)		10,450	5,036	49,254	*

Joseph LaLeggia (4)		32,275	0	42,071	*

Brenda J. Lauderback (3)		20,343	5,036	36,516	*

Jocelyn Martin-Leano (4)		24,995	7,027	32,810

John C. McGinty, Jr. (3)		15,415	5,036	35,204	*

William I. Miller (2)(3)(4)(5)	10,321,136	847,684	19,582	11,376,366	38.33%

Dayton H. Molendorp (2)(3)		0	4,588	5,588	*

Lance R. Odden (3)		15,415	5,036	41,910	*

Marita Zuraitis (3)		1,125	13,514	18,598	*

Current Directors and Executive Officers as a Group (15 persons) (6)	10,321,136	1,417,644	131,088	12,330,190	41.54%

Thomas D. Washburn (4)(7)		172,890	7,540	227,367	*

*	Less than 1%

(1)	Includes shares for which directors hold sole voting power but no investment power under our 1999 Outside Director Restricted Stock Compensation Plan. In addition, includes shares for which directors and officers hold sole voting power but no investment power under the Irwin Financial Corporation Amended and Restated 2001 Stock Plan, as amended (the “2001 Stock Plan”), (see Restricted Stock column) and shares that directors and executive officers have the right to acquire within 60 days of March 24, 2008. The “Total Number of Shares Beneficially Owned” column also includes shares not shown in other columns of this table.

(2)	Director Nominee

(3)	Director

(4)	Named Executive Officer

(5)	See Footnote 1 to the table under “Principal Holders of Irwin Financial Securities.”

(6)	Shares owned by Mr. Washburn are not included in the total shares owned by “Current Directors and Executive Officers as a Group” because Mr. Washburn’s service as an executive officer ended after December 30, 2007.

(7)	Shares owned by Mr. Washburn are based on ownership as of December 31, 2007.

Mr. LaLeggia received a grant of 7,660 performance-based restricted stock units instead of performance-based restricted stock to avoid adverse tax consequences. In addition, Mr. LaLeggia has a currently exercisable option to purchase 45.02 shares of the common stock of Irwin Commercial Finance Corporation (“ICF”), an indirect subsidiary of the Corporation. Based on the number of shares currently outstanding, if Mr. LaLeggia exercised his option, he would hold 4.7% of the outstanding shares of ICF common stock.

Mr. Odden owns 1,200 shares of non-convertible preferred stock through the IFC Capital Trust VI.

We believe stock ownership by directors helps align their interests with those of our shareholders. The Governance Committee of the Board of Directors has approved guidelines for director ownership of our common stock. The guidelines include: ownership of our common stock (excluding stock options) equal in value to at least five times the non-stock option portion of the director annual retainer fee (or $150,000, based on the current non-stock option retainer fee portion of $30,000); attainment of the minimum level of ownership within five years of adoption of the guidelines (for directors who were serving at the time the guidelines were adopted) or five years after joining the Board of Directors (for directors whose service began after the guidelines were adopted); and disclosure of the guidelines and director compliance in our annual proxy statement. Apart from the above, we have created no incentives, disincentives or facilitative programs in connection with the guidelines. Because (i) all directors achieved the guidelines in 2006, (ii) all but one director increased his/her ownership of our common stock in 2007, (iii) all directors, except one have stock options in addition to their ownership of our common stock, and (iv) the value of common shares has fallen significantly over the past year, the Governance Committee voted to waive application of the $150,000 value guideline described above for 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and our other equity securities registered under the Exchange Act. The SEC requires our executive officers, directors, and greater than 10% shareholders to furnish us with copies of all Section 16(a) forms they file.

We inadvertently failed to file a timely Form 4 for the award of restricted stock and stock options in May 2007 to Jody A. Littrell, our principal accounting officer, who remains subject to filing requirements because of his position, but whom we ceased classifying as an executive officer when we reclassified several senior management positions in 2007. A Form 4 was filed on August 23, 2007 in connection with this matter. In addition, one of our directors, Dayton H. Molendorp, purchased stock in September 2007 that was not timely reported. A Form 5 filed on February 12, 2008 reported this transaction. Each of William I. Miller, the IFC Trust and the J. Irwin Miller Marital Trust II filed a Form 4 on February 28, 2008, triggered as a result of the death of Mr. Miller’s mother in the week prior to the filing.

With the exception of the filings mentioned above, to our knowledge, based solely on a review of the copies of the reports we received and of written representations that no other reports were required, our executive officers, directors, and greater than 10% shareholders met all applicable Section 16(a) filing requirements for the fiscal year 2007.

CORPORATE GOVERNANCE

Proposal No. 1. Election of Directors

Three directors are to be elected to our Board of Directors at the Annual Meeting in 2008. The three nominees receiving the greatest number of votes at the meeting, either in person or by proxy, will be elected as directors for the ensuing three-year term, as indicated. Proxies granted for use at the Annual Meeting cannot be voted for more than three nominees. Directors who are standing for election at the Annual Meeting are sometimes referred to in this proxy statement as “Director Nominees.”

Our Board of Directors currently consists of ten members divided into three classes of directors who are elected to hold office for staggered terms of three years as provided in our by-laws.

Director Nominees Hoover, Miller and Molendorp are currently serving three-year terms expiring in 2008.

ON THE RECOMMENDATION OF THE GOVERNANCE COMMITTEE OF OUR BOARD OF DIRECTORS, IT IS PROPOSED THAT DIRECTOR NOMINEES HOOVER, MILLER AND MOLENDORP BE ELECTED AT THE ANNUAL MEETING TO SERVE FOR THREE-YEAR TERMS.

Dayton H. Molendorp was appointed by the Board on February 15, 2007 to fill the remainder of the term of director Theodore M. Solso. Mr. Molendorp was recommended to the Governance Committee for service on our Board by a non-management director. Directors Goodrich, Lauderback, McGinty and Zuraitis are currently serving three-year terms that expire in 2009. Directors Dean, Kling and Odden are currently serving three-year terms that expire in 2010.

The persons named as Proxies on the proxy card will, unless otherwise indicated on the proxy card, vote the shares reflected on the proxy card for the election of the Director Nominees, each of whom has consented to serve and whose biographies are included in the following table. Management has no reason to believe that any of the Director Nominees will be unable to serve. However, should a Director Nominee become unavailable for election, and unless the Board of Directors or the Executive Committee reduces the size of the Board to a number reflecting the number of nominees who are able and willing to serve, the persons named as proxies on the proxy card will vote for a substitute who will be designated by the Board of Directors or the Executive Committee upon recommendation of the Board’s Governance Committee.

Any vacancy occurring in the Board of Directors caused by resignation, death or other incapacity, or increase in the number of directors may be filled by a majority vote of the remaining members of the Board of Directors. If a director ceases to serve before his or her term expires, the individual replacing the departing director shall be named to serve the remainder of the departing director’s term. Until any such vacancy is filled, the existing directors shall constitute the Board of Directors. Shareholders will be notified of any increase in the number of directors and the name, address, principal occupation, and other pertinent information about any director named by the Board of Directors to fill any vacancy.

The following table sets forth, as of the record date, the name; year in which the Director Nominee or director was first elected as a director; for Director Nominees, the expiration of the term if elected at this year’s annual meeting; for current directors, the expiration of the directors’ term; principal occupation for the past five years of each Director Nominee or director; the percentage of the total number of meetings of our Board of Directors and meetings of committees of our Board of which the director or Director Nominee is a member attended by each director or Director Nominee during 2007; all other directorships or other positions held by each director and Director Nominee in other corporations subject to the reporting requirements of the Exchange Act and in any investment company; and the age, as of March 24, 2008, of each director and Director Nominee.

Director Nominees

R. David Hoover*
(Director since 2004; expiration of current term 2008; if elected, expiration of term is 2011)

Mr. Hoover is Chairman, President and Chief Executive Officer of Ball Corporation (a beverage and food packaging and aerospace products and services company). In 2002, he was elected Chairman, and has been the President and CEO since 2001. Mr. Hoover joined Ball Corporation in 1970. Prior to his career with Ball, Mr. Hoover was a corporate financial analyst for Eli Lilly & Co. (a pharmaceutical company), Indianapolis, Indiana. Mr. Hoover serves on the boards of Ball Corporation, Energizer Holdings, Inc. (a consumer/household goods and personal care products company), and Qwest Communications International, Inc. (a telecommunications provider). In 2007, Mr. Hoover attended 87% of our Board and Committee meetings of which he is a member. Age 62.

William I. Miller
(Director since 1985; expiration of term 2008; if elected, expiration of term is 2011)

Mr. Miller has been our Chairman and Chief Executive Officer of the Corporation since August 1990 and was named President in 2003. He is a director of Cummins Inc. (a worldwide diesel engine manufacturer), and a director or trustee, and the independent chair of three mutual funds in the American Family of Funds of the Capital Group (New Perspective Fund, Euro Pacific Growth Fund and New World Fund). He also serves as a trustee of Yale University and a director of the John D. and Catherine T. MacArthur Foundation (a private grantmaking foundation focused on human and community development). In 2007, Mr. Miller attended 100% of our Board meetings. Age 51.

Dayton H. Molendorp*
(Director since February 15, 2007; expiration of term 2008; if elected, expiration of term is 2011)

Dayton H. Molendorp is Chairman of the Board, President and CEO of American United Mutual Insurance Holding Company (“American United Mutual”), the parent of OneAmerica Financial Partners, Inc. (a nationwide network of companies and affiliates offering a wide variety of retirement plan and insurance products and services). He joined OneAmerica’s partner company American United Life Insurance Company® (”AUL”) in 1987 as Vice President of Individual Marketing Support and was later named Senior Vice President of Individual Operations. In 2003, he was named AUL Executive Vice President, and in 2004 he was named AUL President and CEO. Mr. Molendorp was appointed to his present position as Chairman of American United Mutual in February 2007.

Mr. Molendorp serves as a board member of the Boys & Girls Club of Indianapolis, the Central Indiana Corporate Partnership (“CICP”), the Indiana Chamber of Commerce, the Indiana University Randall L. Tobias Center for Leadership Excellence (“Indiana University Tobias Center”) Board of Overseers, LIMRA International (a worldwide association of insurance and financial services companies) and the Skyline Club. He serves on the Advisory Commission for Anderson University and on the Advisory Committee for the Youth for Christ organization (an inter-denominational, Christian youth ministry). In 2007, Mr. Molendorp attended 100% of our Board and Committee meetings of which he is a member. Age 61.

Current Directors

Sally A. Dean*
(Director since 1995; expiration of term 2010)

Ms. Dean is a retired Senior Vice President of Dillon, Read & Co. Inc. (an investment bank, which is now part of UBS). She serves as Chairman of the Paideia School Endowment Board and is former President of the Board of Trustees, Randolph-Macon Woman’s College. In 2007, Ms. Dean attended 100% of our Board and Committee meetings of which she is a member. Age 59.

David W. Goodrich*
(Director since 1986; expiration of term 2009)

Mr. Goodrich serves as a director of Clarian Health Partners, Inc. (a network of healthcare facilities and hospitals), OneAmerica Financial Partners, Inc. (a nationwide network of companies offering retirement plan and insurance products and services), and National Wine and Spirits, Inc. (a distributor of wines and spirits). He served as the President and Chief Executive Officer of the Central Indiana Corporate Partnership (a not-for-profit organization of corporate CEOs and University Presidents) from 1999 through the end of 2005. Mr. Goodrich was President of the Indianapolis, Indiana, Colliers Turley Martin Tucker Company (a realty company) from May 1998 to July 1999 and from January 1986 to May 1998, President of the F.C. Tucker Company’s Commercial Real Estate Services Division. He was a director of Indianapolis-based Citizens Gas and Coke Utility through December 2005. Mr. Goodrich is a member of the Board of Overseers of the Indiana University Tobias Center. In 2007, Mr. Goodrich attended 92% of our Board and Committee meetings of which he is a member. Age 60.

William H. Kling*
(Director since 1992; expiration of term 2010)

Mr. Kling has been President and Chief Executive Officer of the American Public Media Group (“APMG”) since 2000. APMG is the parent company of American Public Media, Minnesota Public Radio, Southern California Public Radio and the Greenspring Company (a diversified media company). Mr. Kling became President of Minnesota Public Radio (a regional network of 38 public radio stations) in 1966, and a director in 1972. In 1987, he became the President of the Greenspring Company. He is a director of The Wenger Corporation, Comcast Cable of St. Paul, and seven funds of the American Funds family of the Capital Group, including serving as the non-executive Chair of The New Economy Fund and SMALLCAP World Fund. He was elected a Regent of St. John’s University in 2005. In 2007, Mr. Kling attended 100% of our Board and Committee meetings of which he is a member. Age 65.

Brenda J. Lauderback*
(Director since 1996; expiration of term 2009)

Ms. Lauderback was President of the Retail and Wholesale Group of the Nine West Group, Inc. (a marketer of women’s footwear, clothing and accessories) from May 1995 until January 1999. She is a director of Big Lots, Inc. (a close-out retail company), Denny’s Corporation, (a full-service family restaurant chain), Select Comfort, Inc. (a bedding retail manufacturer), and Wolverine World Wide, Inc. (a manufacturer of casual and work-related footwear). In 2007, Ms. Lauderback attended 100% of our Board and Committee meetings of which she is a member. Age 57.

John C. McGinty, Jr.*
(Director since 1991; expiration of term 2009)

Mr. McGinty has been the President of Peregrine Associates, Inc. (a healthcare, governance, and leadership consulting firm) since 1997. He was a Managing Director of The Greeley Company (a healthcare leadership consulting, strategic planning, education, and publications firm) from 1997 to 2003, and currently serves as a Senior Consultant. Mr. McGinty was a part-time faculty member at Indiana University from 1997 to 2001. From 1986 to 1997, Mr. McGinty was President and Chief Executive Officer of Southeastern Indiana Health Management, Inc., and Columbus Regional Hospital. In 2007, Mr. McGinty attended 100% of our Board and Committee meetings of which he is a member. Age 58.

Lance R. Odden*
(Director since 1991; expiration of term 2010)

Mr. Odden is presently a managing director of New Providence Asset Management Corp., and chair of New Providence’s Governance Advisory Board. He also serves as a director of the Berkshire School (a co-educational boarding school). In July 2007, he joined the board of directors of Scientific Learning Corp. (a producer of computer-delivered educational intervention products) after serving as an advisor since 2003. Mr. Odden retired as Headmaster of the Taft School (a private educational institution) in June 2001, having served in that capacity since 1972. In 2007, Mr. Odden attended 100% of our Board and Committee meetings of which he is a member. Age 68.

Marita Zuraitis*
(Director since 2005; expiration of term 2009)

Ms. Zuraitis is President of The Hanover Insurance Group, Inc.’s property and casualty insurance companies, Citizens Insurance Company of America and The Hanover Insurance Company. Prior to joining The Hanover Insurance Group, Ms. Zuraitis served as an Executive Vice President for the St. Paul Companies (a provider of insurance and surety products and risk management services) from 1998 to 2004, and as the President/CEO of its Commercial Lines Division from 2002 to 2004. She currently serves on the Board of Trustees for Worcester Academy (a private, co-educational boarding school). In 2007, Ms. Zuraitis attended 90% of the Board and Committee meetings of which she is a member. Age 47.

* All non-management directors are members of the Executive Committee.

There are no family relationships among any of the Director Nominees, directors or executive officers.

Director Independence

Our governance principles state that a substantial majority of the Board should consist of directors who are not employed by Irwin Financial Corporation and who satisfy the requirements of the New York Stock Exchange (“NYSE”) for being an independent director. The NYSE requires that independent directors not have material relationships with Irwin Financial that would impair their ability to exercise independent judgement as directors, as affirmatively determined by the Board in accordance with NYSE standards.

To assist in the Board’s determinations, the directors completed questionnaires designed to identify relationships that could affect their independence, and the Corporation conducted additional research to help identify material relationships. The Board reached its determinations by considering all relevant facts and circumstances surrounding a director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.

On the basis of the responses to the questionnaires as well as the additional research by the Corporation, the Board determined that Directors Dean, Goodrich, Hoover, Kling, Lauderback, McGinty, Molendorp, Odden and Zuraitis are independent because they met the standards for independence set forth in our governance principles and by the NYSE. There were no known relationships going back for a period of three years between the Corporation and Ms. Dean, Mr. Odden, or Ms. Zuraitis, and they were therefore deemed independent. The Board affirmatively determined that the relationships between the Corporation and each of Directors Goodrich, Hoover, Kling, Lauderback, McGinty, and Molendorp described below would not impair their independence for the following reasons:

With respect to Mr. Goodrich, the Board considered the Corporation’s payment of membership fees for the last three fiscal years to the Central Indiana Corporate Partnership (“CICP”), an alliance of Indiana business and research university leaders, and Mr. Goodrich’s service as President and Chief Executive Officer of the CICP until retiring from that position at the end of 2005. (Mr. Miller, our Chairman and Chief Executive Officer, is currently an Executive Committee member of the CICP.) The Board also considered Mr. Goodrich’s position as President of the CICP Partnership Foundation, a 501(c)(3) organization, until his retirement at the end of 2005 and the Foundation’s working line of credit with Irwin Financial’s subsidiary bank in part of 2005. (Mr. Miller served as a director and treasurer of the CICP Partnership Foundation until December 31, 2005.)

The Board also considered Mr. Goodrich’s service in 2006 and 2007 as a director of American United Mutual. In 2005 and 2006, Irwin Union Credit Insurance Company, a subsidiary of Irwin Financial, made payments to AUL, a subsidiary of American United Mutual, pursuant to a reinsurance arrangement, which arrangement was cancelled in 2006. During 2006 and 2007, subsidiaries of American United Mutual, paid commissions to our indirect subsidiary, Irwin Union Insurance (“IUI”), for placing insurance through AUL.

The Board also considered Mr. Goodrich’s service as a member of the Board of Overseers of the Indiana University Tobias Center (where Mr. Miller, our Chairman and Chief Executive Officer, also served as a member until September 30, 2006) and donations made to various Indiana University programs by Irwin Financial and its subsidiaries over the last three fiscal years. These donations included matches to employee contributions as well as other contributions. Donations to Indiana University programs were also made through the Irwin Financial Foundation. (The Irwin Financial Foundation is not a subsidiary of Irwin Financial

Corporation; however, directors and officers of the Foundation, including Mr. Miller, are executive officers of Irwin Financial Corporation.)

The Board also considered several banking relationships Mr. Goodrich and his family members have with our subsidiary bank, including credit card accounts and a line of credit.

In concluding that Mr. Goodrich is independent, the Board believed that Irwin Financial’s decision to join the CICP had a valid business purpose; that the former relationship between our subsidiary bank and the CICP Partnership Foundation was conducted in the ordinary course of banking business; that the amounts paid to a subsidiary of American United Mutual by a subsidiary of Irwin Financial were not material nor were the amounts paid to Irwin Financial’s subsidiary in commissions by subsidiaries of American United Mutual, and that these relationships were conducted in the ordinary course of the insurance business; that Mr. Goodrich’s position on the Board of Overseers at the Indiana University Tobias Center was not materially related to the contributions, which were deemed immaterial, made to Indiana University by Irwin-related entities; and that the relationships established by Mr. Goodrich and his family with our subsidiary bank were conducted in the ordinary course of banking business and involved nonmaterial amounts. The Board therefore concluded that none of the above relationships would unduly influence Mr. Goodrich’s judgment or prevent him from acting independently as a director of Irwin Financial.

With respect to Mr. Hoover, the Board considered Mr. Hoover’s service on the Dean’s Council of the Kelley School of Business of Indiana University. As it did for Mr. Goodrich, the Board considered donations made to Indiana University by Irwin Financial and its subsidiaries over the past three years. These donations included matches to employee contributions as well as other contributions. Donations to Indiana University programs were also made through the Irwin Financial Foundation, which, though not a subsidiary of Irwin Financial, does receive the services of some of our executive officers.

The Board also considered that in 2006, at the request of the University of Denver, Irwin Financial Corporation made a contribution as one of several sponsors of the University’s Korbel Dinner, a benefit for the Graduate School of International Studies, at which Mr. Hoover was one of several honorees.

In considering these relationships, the Board determined that Mr. Hoover was independent because his position on the Dean’s Council at Indiana University’s Kelley School of Business was not materially related to the contributions, which were deemed immaterial, made to Indiana University by Irwin-related entities; nor did the Board believe that Mr. Hoover’s independence as a director would be influenced by the amount contributed to the University of Denver; nor would Mr. Hoover’s status as an honoree at the University’s Korbel dinner materially influence his independent judgment as an Irwin Financial director.

With respect to Mr. Kling, the Board considered his former position as a director of The St. Paul Travelers Companies, Inc. (“St. Paul Travelers”) which ended effective May 3, 2005. In the last three years, IUI, one of our indirect subsidiaries, received agency commissions for placing insurance with St. Paul Travelers and Travelers Indemnity Co. of Illinois, and Irwin Financial paid premiums to St. Paul Travelers to obtain enterprise-wide excess layer Directors & Officers insurance coverage.

The Board deemed Mr. Kling to be independent. The Board determined that the indirect relationship between Mr. Kling’s position as a former director of St. Paul Travelers, and the commissions received by Irwin from, and premiums paid by Irwin to, St. Paul Travelers were immaterial and done in the ordinary course of business and would not interfere with Mr. Kling’s independent service as a director of Irwin Financial.

With respect to Ms. Lauderback, the Board considered a contribution Irwin Financial Corporation made in 2006 at Ms. Lauderback’s request to the Maya Angelou Research Center on Minority Health. Ms. Lauderback does not serve in any capacity for the Research Center. The Board believed the contribution was immaterial and would not affect Ms. Lauderback’s ability to exercise independent judgment as an Irwin Financial director and therefore deemed her independent.

With respect to Mr. McGinty, the Board considered Mr. McGinty’s service on the Board of Directors of the national Volunteers in Medicine Institute since 2002, and donations made by an Irwin Financial subsidiary in the last three fiscal years to the Volunteers in Medicine of Bartholomew County through the Columbus Regional Hospital Foundation.

The Board also considered the customer relationships Mr. McGinty and his family members have with our subsidiary bank: a mortgage loan originated in 2002 that the bank sold to an unrelated third party shortly after origination; insurance policies through our indirect subsidiary, IUI, as agent, resulting in agency commissions to IUI; investment advisory services, deposit accounts; and safe deposit box rental.

In considering these relationships, the Board concluded that none of the banking relationships, which were ordinary course transactions, nor the donations, were material or would affect Mr. McGinty’s ability to act independently as a director of Irwin Financial. The Board therefore deemed Mr. McGinty independent.

With respect to Mr. Molendorp, the Board considered his position as Chairman, President and CEO of American United Mutual. As it did for Mr. Goodrich, the Board considered that in 2005 and 2006, Irwin Union Credit Insurance Company, a subsidiary of Irwin Financial, made payments to AUL, pursuant to a reinsurance arrangement, which arrangement was cancelled in 2006. During 2006 and 2007, subsidiaries of American United Mutual paid commissions to our indirect subsidiary, IUI, for placing insurance through AUL.

The Board also considered Mr. Molendorp’s service as a director of the CICP, for which Mr. Miller, our Chairman and Chief Executive Officer, is currently an Executive Committee member, and to which, as described above for Mr. Goodrich, Irwin Financial has paid membership fees in each of the last three fiscal years.

The Board also considered Mr. Molendorp’s service as a director of the Boys & Girls Club of Indianapolis since 2003 and the contributions by the Irwin Financial Foundation in each of 2005 and 2006.

The Board also considered Mr. Molendorp’s service as a member of the Board of Overseers of the Indiana University Tobias Center, and, as it did for Mr. Goodrich and Mr. Hoover, the Board considered donations made to Indiana University by Irwin Financial and its subsidiaries over the last three fiscal years. These donations included matches to employee contributions as well as other contributions. Donations to Indiana University programs were also made through the Irwin Financial Foundation, which, though not a subsidiary of Irwin Financial, does receive the services of some of our executive officers.

In considering these relationships, the Board deemed Mr. Molendorp independent. The Board believed, as it had with respect to Mr. Goodrich, that the amounts paid to a subsidiary of American United Mutual by a subsidiary of Irwin Financial were not material to Mr. Molendorp’s position at American United Mutual, nor were the amounts material that were paid to Irwin Financial’s subsidiary in commissions by subsidiaries of American United Mutual, and that these relationships were conducted in the ordinary course of the insurance business. The Board also concluded, as it had for Mr. Goodrich, that Irwin Financial’s decision to join the CICP had a valid business purpose. The Board further concluded that Mr. Molendorp’s position as director of the Boys & Girls Club of Indianapolis and his service on the Board of Overseers at the Indiana University Tobias Center were not materially related to the contributions received, which were deemed immaterial, from Irwin entities. The Board therefore concluded that none of the above relationships would unduly influence Mr. Molendorp’s judgment nor prevent him from acting independently as a director of Irwin Financial.

Director Meetings

Our Board of Directors held six meetings during 2007.

Standing Committees and Committee Membership

Our Board of Directors has established five standing committees: (1) the Audit Committee; (2) the Risk Committee; (3) the Compensation Committee; (4) the Governance Committee; and (5) the Executive Committee. We have appointed certain members of our Board to serve on these committees, as reflected in the following table:

Committee Memberships

	Audit	Risk		Compensation	Governance		Executive
	Committee	Committee		Committee	Committee		Committee
Sally A. Dean	X			X *			X
David W. Goodrich		X			X	(1)	X
R. David Hoover	X						X
William H. Kling					X		X
Brenda J. Lauderback	X			X			X
John C. McGinty, Jr.	X *	X			X		X
William I. Miller
Dayton H. Molendorp		X	(2)				X
Lance R. Odden		X		X	X	*	X *
Marita Zuraitis	X	X	*				X

* Indicates Committee Chair

(1)	The Board of Directors approved the appointment of Mr. Goodrich to the Governance Committee on May 10, 2007.

(2)	The Board of Directors approved the appointment of Mr. Molendorp to the Risk Committee on February 15, 2007.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act on January 1, 2007 upon the reorganization of our Audit and Risk Management Committee into two separate committees. The Audit Committee is composed of Mr. McGinty (Committee Chair), Ms. Dean, Mr. Hoover, Ms. Lauderback and Ms. Zuraitis. The Board of Directors has determined that each member of the Committee is “independent” for purposes of the NYSE listing standards, SEC regulations and the Sarbanes-Oxley Act of 2002, as applicable to all independent directors and to audit committee members specifically. Additionally, the Board of Directors has determined that each member of the Committee is financially literate as required by the NYSE listing standards, and that Mr. McGinty qualifies as an audit committee financial expert, as defined by the SEC, thereby also satisfying the financial or accounting management expertise requirement under the NYSE listing standards.

The Audit Committee, which held ten meetings in 2007, operates under a written charter adopted by the Board of Directors, a copy of which can be found in the “Corporate Governance” section of the Corporation’s website at www.irwinfinancial.com. The Committee has primary responsibility for, among other things, engaging, overseeing, and compensating our independent auditors; reviewing and approving the independent auditors’ audit plan; reviewing the report of audit and the accompanying management letter, if any; reviewing and directing the work performed by our internal audit department; reviewing, either alone or in conjunction with the Risk Committee, the regulatory examination reports received by us and our subsidiaries; consulting with the independent and internal auditors about the adequacy of internal controls; establishing and maintaining a policy and procedures in connection with related person transactions between the Corporation and its executive officers and directors; and approving changes to and waivers, if any, from the Corporation’s Code of Conduct for executive officers and directors. (See also “Report of the Audit Committee” and the discussion of “Pre-approval of Services Rendered by Independent Auditors” in this proxy statement.)

Risk Committee

The Risk Committee was established on January 1, 2007 upon the reorganization of our Audit and Risk Management Committee into two separate committees. The Risk Committee is composed of Ms. Zuraitis (Committee Chair), Mr. Goodrich, Mr. McGinty, Mr. Molendorp and Mr. Odden. The Board of Directors has determined that each member of the Committee is “independent.” The Risk Committee operates under a written charter adopted by the Board of Directors, a copy of which can be found in the “Corporate Governance” section of the Corporation’s website at www.irwinfinancial.com. The Committee has the primary responsibility for assisting the Boards of Directors of the Corporation and our principal subsidiaries in fulfilling their oversight responsibilities with respect to the existence, operation and effectiveness of the enterprise-wide risk management programs, policies and practices. Responsibilities include reviewing enterprise-wide risk management and compliance policies and programs for, and reports on, the Corporation and its subsidiaries; approving and adjusting risk limits subject to ratification by the Corporation and Bank boards; and consulting with management on the effectiveness of risk identification, measurement, and monitoring processes, and the adequacy of staffing and action plans, as needed. Our Risk Committee held four meetings in 2007.

Compensation Committee

The Compensation Committee discharges the responsibilities of our Board of Directors relating to the compensation of our Chief Executive Officer and our other executive officers. In addition, the Compensation Committee grants stock-based incentives to our executive officers, and administers our incentive, compensation and executive benefit plans.

The current members of the Compensation Committee are Ms. Dean (Committee Chair), Ms. Lauderback and Mr. Odden. The board has determined that each of Ms. Dean,

Ms. Lauderback and Mr. Odden is “independent” for purposes of the NYSE listing standards and SEC regulations. Our Compensation Committee held seven meetings in 2007.

Our Board of Directors has adopted a charter for the Compensation Committee, a copy of which can be found in the “Corporate Governance” section of the Corporation’s website at www.irwinfinancial.com.

In October 2007, the Committee engaged Towers, Perrin, Forster & Crosby, Inc., (“Towers Perrin”), a human resources consulting firm, as its executive compensation consultant to conduct an annual review of our total compensation program for executive officers. Through May 2007, the Committee had engaged Watson Wyatt Worldwide as its executive compensation consultant. The executive compensation consultant provides data and analyses that serve as the basis for setting executive officer and director compensation levels and advises the Committee on compensation decisions. The executive compensation consultant also advises the Committee on the structure of executive officer programs, which includes the design of incentive plans and the forms and mix of compensation. In addition to advising the Committee, the executive compensation consultant provides compensation consulting services to Irwin Financial and its subsidiaries that are reported back to the Compensation Committee.

The agenda for meetings of the Compensation Committee is proposed by the Committee’s Chair with input from other Committee members and assistance from our Chief Executive Officer and our Chief Administrative Officer. Compensation Committee meetings are regularly attended by our Chief Executive Officer, the Chief Financial Officer and the Chief Administrative Officer. At the Committee’s request, the executive compensation consultant also attends meetings. At each regularly scheduled meeting, the Committee meets in executive session without any of the members of management present. The executive compensation consultant attends executive sessions as requested by the Committee. The Committee’s Chair regularly reports the Committee’s recommendations on executive compensation to our Board of Directors.

Our human resources department also supports the Committee in its duties. Along with the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, and other officers, the human resources department may be delegated authority by the Committee to fulfill certain administrative duties regarding Irwin Financial compensation programs. The Compensation Committee has the authority under its charter to retain, review fees for, and terminate advisors and consultants as it deems necessary to assist in the fulfillment of its responsibilities.

The Chief Executive Officer provides the Committee with his assessment of the performance of the Chief Financial Officer, the Chief Administrative Officer, and each of the line-of-business presidents, and his perspective in developing his recommendations for their compensation. Prior to December 31, 2007 and the elimination of the position of Executive Vice President, the Chief Executive Officer provided his assessment of and compensation recommendations for that individual as well. The Committee discusses each Named Executive Officer in detail and the compensation recommendations of the Chief Executive Officer, including how these recommendations compare against external market data. The Committee approves all compensation of executive officers.

The Compensation Committee establishes the Chief Executive Officer’s compensation, taking into consideration the performance appraisal as conducted by the Governance Committee, described in the Governance Committee section below.

Governance Committee

The Governance Committee, which serves as a standing nominating committee of the Board of Directors, is composed of Mr. Odden (Lead Director and Committee Chair), Mr. Goodrich, Mr. Kling and Mr. McGinty. The Board of Directors has determined that each member of the Governance Committee is “independent” for purposes of the NYSE listing standards and SEC regulations. The Committee, which held five meetings in 2007, operates under a written charter adopted by the Board of Directors, a copy of which can be found in the “Corporate Governance” section of the Corporation’s website at www.irwinfinancial.com.

The Governance Committee makes recommendations to the Board of Directors regarding general qualifications for nominees as directors, mix of experience and skills on the Board, size of the Board and the terms of its members, director compensation, and the retirement policy for directors. In discharging its responsibility for screening and recommending candidates for election to the Board, the Governance Committee periodically evaluates the Board’s effectiveness and composition, including matters such as the business and professional experience (including any requisite financial expertise or other special qualifications), background, age, current employment, community service and other board service of its members, as well as racial, ethnic and gender diversity of the Board as a whole. The Governance Committee considers a candidate’s qualifications in light of these criteria, as well as its assessment of whether a candidate can make decisions on behalf of, or while representing, Irwin Financial that are aligned with our Guiding Philosophy, which is posted at www.irwinfinancial.com. The Committee will also consider a candidate’s “independent” status in accordance with applicable regulations and listing standards, as well as any conflicts of interest the candidate may have in serving on the Board of Directors. The Governance Committee recommended that the three Director Nominees stand for election at the annual meeting this year.

The Governance Committee will consider director candidates recommended by security holders from time to time, provided that such a recommendation is accompanied by (i) a sufficiently detailed description of the candidate’s background and qualifications to allow the Governance Committee to evaluate the candidate in light of the criteria described above, (ii) a document signed by the candidate indicating his or her willingness to serve if elected, and (iii) evidence of the nominating security holder’s ownership of Irwin Financial stock. Any such recommendation and related documentation must be delivered in writing to Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, PO Box 929, Columbus, Indiana 47202-0929.

The Governance Committee also reviews and makes recommendations to the Board of Directors regarding director compensation and manages the Chief Executive Officer’s performance appraisal process that includes input from each of the independent directors. The Committee discusses the assessment of the Chief Executive Officer’s performance in executive session (without the Chief Executive Officer present) with all other members of the Board, which includes all members of the Compensation Committee.

The Governance Committee has also approved guidelines for director ownership of the Corporation’s common stock. See the discussion under the section “Securities Ownership of Directors and Management.”

Executive Committee

The Executive Committee consists of the non-management directors of our Board. Its purpose is to meet regularly in executive session without employee directors or management present. (Our Chief Executive Officer, Chairman and President is the only employee director currently on the Board.) The Committee meets at least four times per year in executive session without management for a general discussion of relevant subjects. Additional meetings of the Committee may be held from time to time as required. Lance Odden, who has been designated the Lead Director and appointed the Chair of the Executive Committee by the non-management directors, presides over such executive sessions and is responsible for communicating any concerns or conclusions expressed in these sessions to management. The Committee has the power to act on the Board of Directors’ behalf at such times as may be designated by the Board of Directors to conduct the business of the Board of Directors, subject to limitations imposed by law, our articles, our by-laws, or resolutions of our Board of Directors. The Committee held six meetings in 2007.

COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Program Objectives and Rewards

Our executive compensation program focuses on the total compensation of our Named Executive Officers listed in the “Summary Compensation Table” and seeks to provide competitive compensation that varies with our performance in achieving our financial and non-financial goals. Our compensation system balances the following goals:

•	Attract, motivate and retain talented individuals as executives who can execute our business strategy while upholding our values as set forth in our Guiding Philosophy;

•	Reward performance by Named Executive Officers at a level that is competitive for their positions and performance in the banking industry; and,

•	Link a substantial portion of total compensation to be paid to Named Executive Officers to the performance of the Corporation to align the interests of Named Executive Officers with our shareholders through a balance of our short-term and long-term incentive compensation plans.

Executive Compensation Process

The Compensation Committee of the Board of Directors (the Committee) directs the design of and oversees our executive compensation programs. A discussion of the Committee’s structure, roles and responsibilities and related matters can be found above under the section “Compensation Committee.”

The Committee’s practice generally is to manage total target compensation for Named Executive Officers annually to approximately the median of the competitive market. Through the range of opportunities provided in our short-term incentive plans and long-term incentive plans (each discussed more fully below), actual payments may exceed median when performance exceeds targeted objectives and fall below the median when performance is below target. An individual Named Executive Officer’s total compensation in any given year may be set above or below median depending on experience, recruiting needs and performance.

The Committee considers a variety of sources of market data to benchmark the competitiveness of our compensation packages. These include both publicly available financial company compensation surveys and proxy statement data from peer companies. Our executive compensation consultant annually recommends to the Committee relevant compensation surveys, works with management in establishing a peer group for benchmarking and recommends suggested weightings of the data sources.

We attempt to select peer group members that have attributes similar to those of Irwin Financial and that are of comparable asset size. In 2007, our peer group consisted of 23 banking and financial services companies. Most of these companies were regional banks spread throughout the United States. The median asset level of these 23 companies was approximately $6.5 billion. The range of asset levels for our peers was approximately $3.6 billion to $9.6 billion. Our peer group for 2007 included: Alabama National Bancorporation, Bank Atlantic Bancorp, Capitol Bancorp Ltd., Capital Federal Financial, Cathay General Bancorp, Chittenden Corporation, FNB Corporation, First Charter Corporation, First Commonwealth Financial Corp., First Merchants Corporation, First Midwest Bancorp Inc., Glacier Bancorp Inc., Greater Bay Bancorp, National Penn Bancshares Inc., Northwest Bancorp Inc., Old National Bancorp, Pacific Capital Bancorp, Provident Bankshares Corp., Trustmark Corporation, UMB Financial Corporation, United Bankshares Inc., Wesbanco Inc., and WinTrust Financial Corporation. The peer group information was collected and presented to the Committee by our executive compensation consultant. The use of these market benchmarks, while helpful to the Committee in determining executive compensation, is principally intended to assist the Committee as a point of reference and is not considered to be determinative in the Committee’s decision-making process.

To account for inexactness in measurement techniques, we consider a market competitive compensation range to be plus or minus ten percent around the weighted average of medians drawn from the compensation surveys and peer company proxy statement data.

Annually the Committee reviews for each Named Executive Officer a tally sheet setting forth all compensation, a five-year history of all compensation, all equity awards granted in the past ten years, current equity ownership, and gains received over the past ten years from long-term incentives including exercise of stock options, disposition of granted shares, and performance unit plans.

Performance measurements used tend to emphasize financial performance, but the Committee also considers critical strategic or operational objectives.

Elements of Executive Compensation

For the year ended December 31, 2007, the principal components of compensation for Named Executive Officers were:

A.   Base salary

B.     Annual short-term bonus

C.     Long-term incentives

D.     Retirement and other benefits

E.	Perquisites and other personal benefits appropriate to the managerial role and responsibility of the executive.

These elements are unchanged from 2006. A significant percentage of total compensation for Named Executive Officers was allocated to long-term incentives. This provides a link between their total compensation and the performance of the Corporation and its stock. We have no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee annually reviews examples from other similar companies of the level and mix of incentive compensation.

A. Base Salary

The Committee believes a market-median base salary is important in achieving the goal of attracting and retaining qualified executives and compensating them for services rendered during the year. As noted above, we determine base salary market median by analyzing data from publicly available compensation surveys and from proxy statement data of the selected peer companies. In the publicly available compensation surveys, we are able to look at salary data specific to our industry, our asset size and our revenue size. We look at the 25th, 50th and 75th percentile for base salary in the external market, but our focus is on a range of 10% above or below the calculated median.

In its review of base salaries for Named Executive Officers, the Committee considers the market data as described above, as well as the individual’s performance. Base salaries are reviewed at least annually as part of the Corporation’s performance review process or upon a promotion or other change in job responsibility.

In 2007, because of poor consolidated financial performance in 2006, the Committee made no change to base salaries for Messrs. Miller, Washburn and Ehlinger.

B. Annual Short-Term Bonus

We provide annual bonuses under our short-term incentive plans. The annual short-term bonus is based on three main principles:

•	We seek to align compensation with the Corporation’s strategic and tactical goals.

•	The annual bonus is calibrated to performance and to market standards.

•	Clarity of design and understanding is essential for the bonus to be motivating.

The annual bonus is the component that provides a variable current cash compensation reward for current performance meeting or exceeding certain targets established by the Committee. Each Named Executive Officer participating in the annual bonus plan has a target opportunity expressed as a percentage of base salary. Payments are calculated as a percentage of the target opportunity, depending on company performance. We believe that this method, when combined with properly selected performance targets and our long-term incentives, rewards managers for balancing current performance with the need to make investments in future performance and for managing risk.

As with base salaries, we determine market median for total cash compensation (base salary plus short-term bonus) by analyzing data from publicly available compensation surveys and from proxy statement data of the selected peer companies. We also look at total cash compensation at the 25th and 75th percentiles from the data. The target payouts are generally set to provide total cash compensation comparable to the market median.

The 2007 target award opportunity for each Named Executive Officer was as follows:

Target Award
Named Executive	Expressed as % of
Officer	Base Salary
William I. Miller	75%
Gregory F. Ehlinger	55%
Joseph R. LaLeggia	50%
Bradley J. Kime	55%
Jocelyn Martin-Leano	55%
Thomas D. Washburn (1)	55%

(1)	Mr. Washburn served as one of our executive officers through December 30, 2007, when his position, Executive Vice President, was eliminated and the duties of that office were absorbed by other executive functions.

Line-of-business presidents receive the majority of their target annual bonus awards based upon the performance of their respective companies and the remainder based upon consolidated performance of the Corporation. Thus, they have financial incentives to achieve synergies between lines of business. In contrast, the short-term bonus awards for executive officers of lines of business who are not presidents of the Corporation’s lines of business are tied fully to the performance of the lines of business.

We believe that the best performance targets are those that are objectively and consistently measured, easily understood by plan participants, and aligned with important corporate objectives. Our historic preference has been to use return on equity as a primary basis of performance targets. We believe that return on equity effectively measures how successfully management has invested shareholder’s equity. This return can be compared to both the theoretical cost of equity based on financial models measuring the rate of an asset’s return, such as the Capital Asset Pricing Model, the returns of other financial services companies and the estimated required rate of return of investors.

Additionally, performance targets may be based upon, among other objectives, historical and expected industry performance, profit plans for each line of business, operating and strategic objectives, and qualitative factors including retention, regulatory compliance, and risk management. The relative weighting of performance targets may change from one period to the next in order to manage short-term retention, competitive or other risks, or goals. However, we believe that over the long-term, performance targets should reflect overall corporation performance. To the extent that actual performance differs from target, bonus payments increase or decrease from targeted amounts proportionately.

For 2007, the Committee chose return on equity as the key short-term bonus measure for the commercial finance and commercial banking lines of business because it is a simple measure of return on investment that is understood by executives and is aligned with the interests of the Corporation’s sources of capital. The commercial banking line of business also has a profit sharing plan that pays the same percentage of salary to each bank employee at given levels of income. For the home equity line of business, in addition to return on equity, operational performance targets and risk management control systems were also included because of the difficult environment for the home equity business and the desire to retain good managers.

Each of these three performance measures was equally weighted for the home equity line of business. In addition, the short-term bonus plans at all three lines of business included a modifier for compliance and risk management.

Following the close of the year, the Committee determines the extent to which the performance criteria have been achieved and, if they have, the amount of the award earned. This determination is formulaic, although the Committee can exercise its discretion to reduce the amount of the award earned for the performance achieved.

Performance targets and the bonuses paid as a percent of target for the Named Executive Officers at the parent company and lines of business in 2007 were as follows:

	Parent		Commercial	Commercial Banking
	Company		Finance	Factors of:		Home Equity Factors of:
	Line-of-
	business		Return on	Return on	Net Income	Return on	Functional		Control
	performance		Equity	Equity	Amount	Equity	Performance		Systems
Target Performance	(1)		13-15%	13-15%	$30.8 million	9.1-11.1%	(2)		(3)

Bonuses Calculated as % of Target	39	% (4)	92.5%	0%	0%	0% (5)	83	% (5)	95% (5)

(1)	Target performance is tied to the economic capital weighted average of the line-of-business payouts.

(2)	Target performance is measured by the percent of goals that are achieved within each functional unit at the home equity line of business.

(3)	Target performance is measured by satisfactory results for home equity in risk management and compliance.

(4)	Executive officers recommended to the Committee that any bonus payment they would by formula receive from the parent company for 2007 consolidated performance be reduced to $0. The Committee accepted this recommendation at its meeting on January 16, 2008. Mr. Miller, Mr. Ehlinger and one other executive officer will receive $0 bonus for 2007 performance (their entire bonus opportunity is paid by the parent company performance target). Mr. Laleggia, Mr. Kime and Mrs. Martin-Leano will receive $0 for the portion of their target bonus that is tied to parent company consolidated results.

(5)	The blended payout for all three factors is 59%.

The 2007 performance of the parent company short-term bonus plan was based on the weighted average results of the consolidated line-of-business short-term performance targets excluding the results of the discontinued operations of Irwin Mortgage Corporation. The Committee excluded the results of the discontinued operations as it wished to provide incentive to management to focus on the strategic objectives of the planned divestiture without distraction of the potential impact on short-term results. The line-of-business and parent company consolidated short-term bonus plan payout multiples for 2007 are as follows:

2007 Short-Term Bonus Multiples	IFC Consolidated	Commercial Finance	Commercial Banking	Home Equity
ROE Multiple		0.9250	0.0000	0.0000
Functional Unit Performance Multiple (IHE Only)				0.2758
Regulatory Ratings Control Systems Multiple (IHE Only)				0.3159
Net Income $ Multiple (IUB Only)			0.0000
Overall (Blended) Multiple	0.3918	0.9250	0.0000	0.5917

In January, 2008, upon the recommendation of the Corporation’s executive officers, the Committee voted not to pay any amounts to six executive officers related to the parent company portion of the 2007 short-term bonus multiples because of poor 2007 financial performance. This discretionary action by the Committee was made after the Committee assessed overall financial performance of the Corporation in 2007 and the effect this decision would have on executive officer retention and motivation. The Committee consulted with executive officers affected by the decision and took into consideration that this action was recommended by the Corporation’s executive officers. The Committee also consulted with the executive compensation consultant on this action. This waiver applies to Named Executive Officers Miller, Ehlinger, Kime, LaLeggia, Martin-Leano and one other executive officer. This waiver does not apply to Mr. Washburn under the terms of his termination agreement with the Corporation. The line-of-business short-term bonus plans paid as designed. Therefore, Mr. LaLeggia and Mrs. Martin-Leano received payments. Mr. Kime received no line-of-business payment. The following table shows the direct impact this action had on each Named Executive Officer.

Payments Under Short-Term Bonus Plans

	William I.	Gregory F.	Joseph R.	Bradley J.	Jocelyn	Thomas D.
	Miller	Ehlinger	LaLeggia	Kime	Martin-Leano	Washburn
Formulaic Bonus Payment for 2007 Consolidated Performance	$190,999	$68,094	CAD $14,308	$11,911	$11,911	$74,343
2007 Line-of-Business Bonus Earnings	N/A	N/A	CAD $145,934	$0	$80,945	N/A
Total Formulaic Payments	$190,999	$68,094	CAD $160,242	$11,911	$92,856	$74,343
Formulaic Bonus Payment for 2007 Consolidated Performance Not Paid	($190,999)	($68,094)	CAD ($14,308)	($11,911)	($11,911)	($0)
Net Payment	$0	$0	USD $146,168(1)	$0	$80,945	$74,343

(1)	Rate of exchange: 1 USD = 0.9984 CAD as of the last business day of calendar year 2007.

The 2007 short-term incentive for Mr. LaLeggia was based 80% (40% of a total target of 50% of salary) on the performance of the commercial finance line of business, as measured by its return on equity, and 20% (10% of a total target of 50% of salary) on the Corporation’s short-term incentive plan, which was tied to the economic weighted capital average of the line-of-business payouts. In 2007 the short-term incentive for Mr. Kime was based 82% (45% of a total target of 55% of salary) on the performance of the commercial banking line of business, and 18% (10% of a total target of 55% of salary) on the Corporation’s short-term incentive plan, which was tied to the economic weighted capital average of the line-of-business payouts. In 2007, the short-term incentive for Mrs. Martin-Leano was based 82% (45% of a total target of 55% of salary) on the performance of the home equity line of business, and 18% (10% of a total target of 55% of salary) on the Corporation’s short-term incentive plan, which was tied to the economic weighted capital average of the line-of-business payouts. Mr. LaLeggia received higher short-term incentive payouts, as a percentage of his base salary, because the line of business for which he is responsible is meeting its financial performance objectives. Mr. Miller, Mr. Ehlinger, Mr. Kime and Mrs. Martin-Leano received lower or no payouts due to respective performance of the Corporation on a consolidated basis in each case, and the commercial banking and home equity lines of business in Mr. Kime and Mrs. Martin-Leano’s cases, respectively.

Amounts earned under our short-term incentive plans for 2007 are reported under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table.”

C. Long-Term Incentives

Long-term incentive plans encourage building the value of the Corporation over the long term and balance the short-term incentives provided by annual bonus plans.

The form of long-term incentives for parent company executives in 2007 were a combination of performance-based restricted stock and non-qualified stock option grants, and the form of incentives for line-of-business presidents was a combination of performance-based restricted stock, stock options and Performance Unit Plan grants.

For Named Executive Officers, the Committee sought current and long-term incentive compensation market data from the financial services industry and selected peer companies. The Committee also compared the expected value of each officer’s grant to the Named Executive Officer’s current base compensation. The value of each Named Executive Officer’s grant was based upon the market median value of the data analyzed. The Committee also considered Named Executive Officer grants as a percentage of total equity grants and as a percentage of outstanding common equity.

For long-term incentive, all Named Executive Officers except Mr. Miller received non-qualified stock option grants in 2007. With the exception of Mr. LaLeggia and Mr. Miller, all Named Executive Officers also received performance-based restricted share grants in 2007. Mr. LaLeggia did not receive performance-based restricted stock due to adverse tax consequences in Canada. He received stock options and Performance Unit Plan grants. At Mr. Miller’s recommendation and recognizing his large equity ownership in the Corporation, the Committee did not make equity-based long-term incentive grants to Mr. Miller in order to offer larger grants to other officers without incurring additional dilution of existing shareholders. The Committee consulted its executive compensation consultant on this issue. The Committee believed that the combination of performance-based restricted stock and non-qualified stock options would provide effectively balanced incentive for management to improve Corporation financial performance and the stock price. All executive officers, except Mr. Miller, Mr. LaLeggia, and other Canadian employees for the reasons noted above, received approximately half the value of the parent company portion of their long-term incentive awards in performance-based restricted stock and approximately half in stock options. In the recent past, the parent company portion of the long-term incentive had been entirely in the form of stock options. The Committee reduced the use of stock options to reduce potential dilution of existing stockholders, to encourage retention of officers, and to reflect changing market practice.

Equity Incentives

A portion of long-term incentive grants is delivered in the form of Corporation common stock or options to acquire Corporation common stock. All equity grants to our executive officers require Committee approval. In 2007, two forms of equity grants were made, stock options and restricted stock. All restricted stock grants were performance-based, which the Committee viewed as consistent with market practice and expectations.

The performance-based restricted stock granted in 2007 is subject to a three calendar years’ vesting measurement period commencing on January 1 of the year the award was granted and ending on December 31 of the second full year following the year in which the award was granted. The restricted period commences on the date of the award and ends on the Committee Certification Date, which is the date on which the Compensation Committee certifies the calculation of the percentage of vested shares based on the performance standard for vesting following the end of the vesting measurement period. Dividends are subject to vesting and forfeiture to the same extent as the underlying restricted stock. During the restricted period, the performance-based restricted shares granted can be voted by the Named Executive Officers.

All stock options granted in 2007 are subject to a vesting schedule where 25% of each grant vested on the date of the grant and 25% vests on the grant’s anniversary date in each of the three years following the grant. If not exercised, the options expire in ten years (or earlier in the case of termination of employment). A summary of all outstanding stock options, unvested performance-based restricted stock grants and additional terms and conditions is set forth in the “Outstanding Equity Awards at Fiscal Year End 2007” table under the section “Exercises and Holdings of Previously Awarded Equity.”

The stock option exercise price and the value used for determining the number of performance-based restricted stock grants awarded are equal to the closing market price of our stock on the date the Committee approves the grants. A summary of all the stock option grants made to our Named Executive Officers in 2007 is set forth in the table under the section “Grants of Plan-Based Awards in Fiscal Year 2007.”

Line-of-Business Performance Unit Plans

Performance Unit Plans are in place for all three of the Corporation’s lines of business. These plans serve to motivate line-of-business managers to increase the value of their respective segments over time. For 2007, line-of-business presidents (with the exception of Mrs. Martin-Leano who did not receive a Performance Unit Plan grant in 2007) received two-thirds of their annual long-term incentive grant from these plans. The remaining one-third of the long-term incentive for a line-of-business president was received in the form of performance-based restricted stock and stock options except for Mr. LaLeggia who received his grant in stock options.

The Performance Unit Plans all have the same fundamental design. The plans call for annual grants, each with a three-year term. The grants are similar to restricted stock in that grantees have rights to the full value of the performance unit, not just appreciation. Performance Unit Plan grants vest depending on how the line of business achieves short-term incentive targets over the three-year grant period. If the line of business achieves short-term incentive targets or better, on average, over the three-year period, 100% of the grants will vest. If the line of business achieves threshold for payment or worse, on average, none of the grants will vest. Vesting is pro-rated between threshold and target. Payment is normally made in cash at the end of the three-year period.

The performance unit grants made to Messrs. LaLeggia and Kime in 2007 are set forth in the table under the section “Grants of Plan-Based Awards in Fiscal Year 2007.” No performance unit grants were made to Mrs. Martin-Leano in 2007. A performance grant made to Mrs. Martin-Leano in 2006, which grant was designed to be a three year grant for 2006, 2007, and 2008, was cancelled in February 2008 by the Committee, because it was unlikely to provide any incentive.

D. Retirement and Other Benefits

Our employee benefit plans, including 401(k) savings plans, health, life, disability insurance and other employee benefit programs, are an important component of our compensation system. We believe it is important to offer these benefits in order to remain competitive in recruiting and retaining talented employees. Named Executive Officers are eligible to participate in the same employee benefit plans offered to our general employee population. With the exception of the Irwin Financial Corporation Restated Supplemental Executive Retirement Plan (the “SERP”) and perquisites discussed below, we offer these benefits generally on the same terms to Named Executive Officers as to all other employees.

Internal Revenue Service limits reduce the benefits that an employee can earn under the basic formula of the Irwin Financial Corporation Employees’ Pension Plan (the “Employees’ Pension Plan”). As a result, the Corporation provides an additional benefit under the SERP. The SERP is provided to executive officers in order to make them whole for the benefits under the basic formula that could not be provided under the Employees’ Pension Plan due to these limits. The SERP is not funded and is a general obligation of the Corporation. See the section “Post Employment Compensation” for further discussion of the Employees’ Pension Plan.

E. Perquisites and Other Personal Benefits

The Corporation provides Named Executive Officers with perquisites and other personal benefits that the Corporation and the Committee believe are reasonable and consistent with the overall compensation program. These perquisites and other personal benefits better enable the Corporation to attract and retain talented employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers. Costs of the perquisites and other personal benefits for the Named Executive Officers in 2007 are included in the “All Other Compensation” table under the section “Supplemental Annual Compensation Tables.” The Corporation no longer owns or leases aircraft for the use of its executive officers. In 2007, neither our Chief Executive Officer nor any other executive officer used any company-owned or company-leased aircraft for personal use.

Executive Compensation Consultant

The Committee engaged, through May 2007, the services of Watson Wyatt for executive compensation advice. In October 2007, the Committee engaged the firm of Towers Perrin to provide executive compensation advice. These firms were engaged directly by the Committee, not by management. Executive officers and other management assist the Committee in preparing materials for Committee meetings and discussion. With regard to compensation matters involving the executive officers of the Corporation, the compensation consultant reports directly to Committee members. The compensation consultant also periodically provides the Committee information on the nature and scope of services it provides the Corporation other than with regard to compensation of the executive officers of the Corporation.

Employment Agreements, Separation from Service, Change in Control

The only Named Executive Officer currently employed as an executive officer by the Corporation who has an employment agreement is Mr. LaLeggia. The terms of this agreement are described in the section “Potential Payments on Termination of Employment or Change in Control.”

In 2007, the Corporation entered into a termination agreement with Mr. Washburn, which was approved by the Committee. A description of the payments made to Mr. Washburn in connection with the job elimination is also set forth in the section “Potential Payments on Termination of Employment or Change in Control.”

Executive Stock Ownership

The Committee annually reviews the stock ownership level of each executive officer. Given the alignment of management’s interest with those of shareholders through Mr. Miller’s ownership stake in the Corporation, the Committee has not adopted formal stock ownership guidelines at this time. The Corporation’s Insider Trading Policy prohibits executive officers from margining Irwin Financial stock in the form of a pledge to a broker as collateral.

Compensation Committee Report

The Compensation Committee of the Corporation has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Sally A. Dean (Committee Chair)	Brenda J. Lauderback	Lance R. Odden

Executive Compensation and Related Information

Summary Compensation Table

The following table summarizes the compensation of our Named Executive Officers for the fiscal years 2006 and 2007. The Named Executive Officers are (1) our Chief Executive Officer, (2) our Chief Financial Officer, and (3) the other three most highly compensated executive officers ranked by their total compensation in the table below (reduced by the amount under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column). In addition, the former Executive Vice President of Irwin Financial Corporation, Thomas D. Washburn, is included in the table for 2007 because his total 2007 compensation exceeded that of certain other Named Executive Officers. Mr. Washburn ceased being an executive officer after December 30, 2007. Amounts other than salary are reported on an accrual basis.

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($) (1)	($) (2)	($) (3)	($) (4)(5)	($) (6)(7)	($) (8)	($)
William I. Miller	2007	$650,000	$0	$414,247	$0	$164,827	$8,898	$1,237,972
Chief Executive Officer,	2006	$650,000		$548,395	$150,052	$212,573	$78,808	$1,639,828
Chairman and President

Gregory F. Ehlinger (9)	2007	$316,000	$13,893	$134,109	$0	$34,755	$8,312	$507,069
Chief Financial Officer	2006	$312,333		$117,003	$53,495	$45,633	$7,689	$536,153

Joseph R. LaLeggia (10)	2007	$362,213	$0	$57,849	$483,167	N/A	$71,891	$975,120
President,	2006	$300,626		$36,284	$205,822	N/A	$57,226	$599,958
Commercial Finance

Bradley J. Kime	2007	$301,000	$4,254	$38,300	$46,440	$87,553	$14,942	$492,489
President,	2006	$288,333		$32,511	$136,740	$98,763	$14,745	$571,092
Commercial Banking

Jocelyn Martin-Leano	2007	$301,000	$4,254	$35,619	$80,945	N/A	$24,183	$446,001
President, Home Equity

Thomas D. Washburn (9)	2007	$345,000	$16,828	$159,402	$74,343	$181,916	$14,119	$791,608
Former Executive	2006	$338,333		$138,461	$58,405	$200,169	$14,275	$749,643
Vice President

(1)	Includes amounts directed by the Named Executive Officer to be contributed on a pre-tax basis to our tax qualified savings plans.

(2)	Represents the compensation cost of performance-based restricted stock awards for financial reporting purposes for 2007 rather than the amount paid or realized by the Named Executive Officers. The total fair value of the performance-based restricted stock awards granted in 2007 is reported in the “Grants of Plan-Based Awards in Fiscal Year 2007” table below. The value as of the grant date for performance-based restricted stock awards, as required by Statement of Financial Accounting Standards No. 123R, Share-Based Payment (“SFAS 123R”) is spread over the number of months of service required for the grant to become non-forfeitable. See Note 19 to the financial statements of our Report on Form 10-K for the year ended December 31, 2007, beginning on page 102. The Named Executive Officers may never realize any value from the amounts reflected in this column.

(3)	Represents the compensation cost of stock options for financial reporting purposes for 2007 and 2006, respectively, rather than the amount paid or realized by the Named Executive Officers. The total fair value of options granted in 2007 is reported in the “Grants of Plan-Based Awards in Fiscal Year 2007” table below. The value as of the grant date for stock options, as required by SFAS 123R, is spread over the number of months of service required for the grant to become non-forfeitable. In addition, expenses related to options granted before the years shown are included in this column as required under SEC proxy rules and SFAS 123R. We determine fair value using the Black-Scholes method under SFAS 123R with the assumptions and adjustments described in Note 19 to the financial statements of our Report on Form 10-K for the Year Ended December 31, 2007 on page 103. The Named Executive Officers may never realize any value from the amounts reflected in this column.

(4)	Represents the amount earned under our Short-Term Incentive Plans for the years shown but paid in the following year with respect to Messrs. Miller, Ehlinger, Washburn, LaLeggia and Kime and Ms. Martin-Leano.

(5)	This column reflects payments from previous Performance Unit Plan grants that vested and were valued as of December 31, 2007 and which were paid in the first quarter of 2008 from Performance Units that were granted in 2005. This column does not reflect awards granted to Named Executive Officers under our Performance Unit Plans that may be earned and become vested based on future financial performance. Awards granted in 2007 under these plans are set forth in the “Grants of Plan-Based Awards in Fiscal Year 2007” table.

(6)	Solely represents an estimate of the increase to the accumulated present value of the age 62 early retirement benefits accrued by Messrs. Miller, Ehlinger, Washburn and Kime under our pension plans for 2006 and 2007 since a significant portion of the benefits under our pension plans is payable on an unreduced basis beginning at age 62. Assumptions are further described in the “Pension Benefits as of Fiscal Year End December 31, 2007” table under the section “Post Employment Compensation.” There can be no assurance that the amount shown above (and the related amount disclosed in footnote 7 below) will ever be realized by the Named Executive Officers.

(7)	The change in accumulated present value of the age 65 normal retirement benefits accrued by Messrs. Miller, Ehlinger, Washburn and Kime under these plans for 2007 is $175,293, $36,749, $198,547 and $83,196, respectively. For 2006, the change in accumulated present value of the age 65 normal retirement benefits accrued by Messrs. Miller, Ehlinger, Washburn and Kime under these plans is $174,739, $37,480, 165,252 and $81,557, respectively.

(8)	See the “All Other Compensation” table below for details regarding the amounts, including perquisites, reported in this column. The Named Executive Officers are also eligible to participate in our group life health, hospitalization, medical reimbursement, and relocation plans that are offered to other employees on a non-discriminatory basis.

(9)	Mr. Ehlinger and Mr. Washburn received no increase to their base salary in 2007. The difference in base salary between 2006 and 2007 is due to an increase in base salary effective in May 2006. Base salary reported in this table is reported on a calendar year basis.

(10)	Mr. LaLeggia is paid in Canadian dollars. All components of Mr. LaLeggia’s compensation have been converted to U.S. dollars at a rate of exchange where 1 USD = 0.9984 CAD for 2007 compensation. For 2006, Mr. LaLeggia’s compensation was converted to U.S. dollars at a rate of exchange where 1 USD = 1.1659 CAD. These rates of exchange were determined on the last business day of the respective calendar year.

Supplemental Annual Compensation Tables

All Other Compensation

The following table summarizes in detail the total amount of compensation reflected in the “All Other Compensation” column of the “Summary Compensation Table” for each Named Executive Officer:

	Qualified		Paid Time Off	Other
	Savings	Life	Vacation	Taxable	Auto
Name	Plan (1)	Insurance (2)	Cash-out (3)	Benefits (4)	Payments (5)	Total
William I. Miller	$6,750	$1,748		$400		$8,898
Gregory F. Ehlinger	$6,750	$1,048		$514		$8,312
Joseph R. LaLeggia	$42,117			$3,025	$26,749	$71,891
Bradley J. Kime	$6,750	$992			$7,200	$14,942
Jocelyn Martin-Leano	$6,750	$2,815	$14,618			$24,183
Thomas D. Washburn	$6,750	$5,069		$2,300		$14,119

(1)	Reflects company matching contributions made by us to our 401(k) plan (and, in the case of Mr. LaLeggia, the Canadian broad-based retirement plan) on the Named Executive Officer’s behalf.

(2)	Reflects the imputed cost to us of providing group life insurance above $50,000 to each Named Executive Officer (other than Mr. LaLeggia).

(3)	Cash payment made for accrued vacation and paid time off.

(4)	Represents the following taxable fringe benefits: company-provided financial planning services, prizes, awards, club memberships including company-paid airline clubs, and critical illness insurance.

(5)	Represents cash auto allowance payments and reimbursements for maintenance, fuel and parking.

Grants of Plan-Based Awards in Fiscal Year 2007

The following table provides information on stock options, performance units and award opportunities granted in 2007 to each of our Named Executive Officers. There can be no assurance that the grant date fair market value of stock options will ever be realized. The amount of these awards that was expensed in 2007 is shown in the “Summary Compensation Table.”

							All Other		Grant
						All Other	Option		Date
		Number of				Stock	Awards:	Exercise	Fair
		Non-Equity				Awards:	Number of	or Base	Value of
		Incentive	Estimated Future Payouts under			Number of	Securities	Price of	Stock and
		Plan	Non-Equity Incentive Plan Awards			Stock or	Underlying	Option	Options
	Grant	Units	Threshold	Target	Maximum	Unit	Options	Awards	Awards
Name	Date	Granted	($) (1)	($) (1)	(#) (1)	(#) (2)	(#) (3)	($/Sh)	($) (4)

William I Miller	3/28/07		$0	$487,500	$2,000,000

Gregory F. Ehlinger	5/09/07						21,600	$17.09	$112,536

	5/09/07					6,225		$17.09	$106,385

	3/28/07		$0	$173,800	$2,000,000

Joseph R. LaLeggia	5/09/07						14,200	$17.09	$73,982

	3/28/07		$0	$182,893	$2,000,000

	1/01/07	1,307 (5)	$0	$130,700	$2,000,000

Bradley J. Kime	5/09/07						6,600	$17.09	$34,386

	5/09/07					1,906		$17.09	$32,754

	3/28/07		$0	$167,200	$2,000,000

	1/01/07	1,225 (6)	$0	$122,500	$2,000,000

Jocelyn Martin-Leano	5/09/07						6,600	$17.09	$34,386

	5/09/07					1,906		$17.09	$32,754

	3/28/07		$0	$167,200	$2,000,000

Thomas D. Washburn	5/09/07						26,200	$17.09	$136,502

	5/09/07					7,540		$17.09	$128,859

	3/28/07		$0	$189,750	$2,000,000

(1)	Amounts granted on March 28, 2007 represent threshold, target and maximum awards under our Short-Term Incentive Plans, which equate to a specified percentage of base salary in effect on December 31 of the year before payment is made. The actual amount of the Short-Term Incentive Award earned for 2007 is contained in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” Amounts granted to Messrs. LaLeggia and Kime on January 1, 2007 represent threshold, target and maximum amounts under the Performance Unit Plan.

(2)	The performance-based restricted stock granted in 2007 is subject to a three calendar years’ vesting measurement period commencing on January 1 of the year the award was granted and ending on December 31 of the second full year following the year in which the award was granted. The restricted period commences on the date of the award and ends on the Committee Certification Date, which is the date on which the Compensation Committee certifies the calculation of the percentage of vested shares based on the performance standard for vesting following the end of the vesting measurement period. Dividends are subject to vesting and forfeiture to the same extent as the underlying restricted stock. During the restricted period, the performance-based restricted shares granted can be voted by the Named Executive Officers.

(3)	Options allow the holder to purchase a share of Irwin Financial common stock for the fair market value of a share of Irwin Financial stock on the grant date. Each option is granted under the 2001 Stock Plan, as amended, and intended to be a non-qualified stock option exempt from the coverage of Section 409A of the Internal Revenue Code of 1986, as amended. The term of each option is ten years subject to earlier expiration upon the Named Executive Officer’s termination of services to the Corporation as described below. Options may be exercised by delivering cash, tendering previously acquired stock or paying in installments with interest in compliance with insider lending restrictions under the Federal Reserve Act. An executive officer may satisfy tax withholding obligations by having us withhold shares upon exercise. Vested options that are otherwise exercisable during the term shall expire (a) 1 year after termination of services due to death, (b) 3 years after termination of services due to disability or retirement, (c) 3 months after our termination of the Named Executive Officer’s services without cause or resignation (other than death or disability) or (d) immediately upon our termination of the Named Executive Officer’s employment for cause. Options are not transferable except for estate planning purposes as approved by the Compensation Committee and consistent with our S-8 registration statement.

(4)	Represents the aggregate SFAS 123R values of stock options granted during the year (disregarding future forfeiture assumptions). The per-option SFAS 123R grant date value was $5.21. See Note 19 to the financial statements of our Report on Form 10-K for the Year Ended December 31, 2007, beginning on page 102, for the assumptions made in determining SFAS 123R values. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the Named Executive Officer) or that the value on exercise will equal the SFAS 123R value.

Represents the grant date fair value of the preformance-based restricted stock granted during the year (disregarding future forfeiture assumptions). There can be no assurance that the performance-based restricted stock will meet the performance standard for vesting (in which case no value will be realized by the Named Executive Officer) or that the value will equal or exceed the base price as shown in the above table.

(5)	Represents 1,307 performance units granted to Mr. LaLeggia under the Irwin Financial Corporation 2007 Performance Unit Plan at a price of $100.00 per unit. Set forth below is a discussion of the material terms of the grant to Mr. LaLeggia.

(6)	Represents 1,225 performance units granted to Mr. Kime under the Irwin Financial Corporation 2007 Performance Unit Plan at a price of $100.00 per unit. Set forth below is a discussion of the material terms of the grant to Mr. Kime.

Grants to Mr. LaLeggia and Mr. Kime

Mr. LaLeggia and Mr. Kime will vest in their respective performance units awarded during 2007 under the Irwin Financial Corporation 2007 Performance Unit Plan based on continued covered employment during the 2007-2009 performance cycle and based on the achievement of certain performance-based vesting criteria. Performance Units held by a Participant vest to the extent that the Company which employs the Participant meets the performance requirements for the applicable Plan Cycle, provided that the Participant remains employed by such Company at the end of that Plan Cycle. The performance requirement for a Plan Cycle is based on the portion of a Participant’s average Short-Term Incentive Plan (“STIP”) payment that is attributable to applicable Company-wide STIP payout criteria (and not any portion of STIP payments that are based on individual or other special performance criteria) expressed as a percentage of STIP target performance, as determined in the sole discretion of the Committee (“STIP Performance Against Target”) for all years that begin during a Plan Cycle. Specifically, the vested portion of a Participant’s Performance Units equals the STIP Performance Against Target divided by 300% with performance at target for a year under the STIP being treated as 100%. In no event can the vested portion of a Performance Unit be less than 0% or greater than 100%. A pro-rated payment based on actual STIP performance shall also be available to Mr. LaLeggia if he terminates employment with Irwin Commercial Finance due to death, disability, retirement, termination of employment unrelated to job performance or certain job transfers as defined under the Irwin Financial Corporation 2007 Performance Unit Plan. The value of Mr. LaLeggia’s vested performance units (as determined by an outside appraiser) will be paid in a cash lump-sum payment based on the most recent valuation as soon as practicable after such valuation is approved by the Compensation Committee. Based on the grants in effect for Mr. LaLeggia during 2007, a pro-rated payment of $343,080 would have been made if Mr. LaLeggia terminated his employment on December 31, 2007 due to death, disability, retirement, or termination of employment unrelated to job performance.

A pro-rated payment based on actual STIP performance shall also be available to Mr. Kime if he terminates employment with Irwin Union Bank due to death, disability, retirement, or certain job transfers as defined under the Irwin Financial Corporation 2007 Performance Unit Plan. The value of Mr. Kime’s vested performance units (as determined by an outside appraiser) will be paid in a cash lump sum payment based on the most recent valuation as soon as practicable after such valuation is approved by the Compensation Committee. Based on the grants in effect for Mr. Kime during 2007, a pro-rated payment of $54,482 would have been made if Mr. Kime terminated his employment on December 31, 2007 due to death, disability, or retirement.

Exercises and Holdings of Previously Awarded Equity

Outstanding Equity Awards At Fiscal Year End 2007

The following table summarizes the unexercised stock options held by each Named Executive Officer at the end of 2007:

	Option Awards						Stock Awards
		Number of		Number of
		Securities		Securities			Number of
		Underlying		Underlying			Shares	Market Value of
		Unexercised		Unexercised	Option		or Units	Shares or Units
		Options (#)		Options (#)	Exercise	Option	of Stock	of Stock That
	Grant	Exercisable		Unexercisable	Price	Expiration	That Have Not	Have Not
Name	Date	(1)(2)		(1)	($)(2)	Date	Vested (#)(4)	Vested ($)(4)
William I. Miller	4/17/2006	67,800		67,800	$18.08	4/16/16	0	$0

	5/03/2005	98,325		32,775	$20.47	5/02/15

	4/29/2004	84,700		0	$23.89	4/28/14

	4/24/2003	106,500		0	$22.46	4/23/13

	2/14/2002	140,400		0	$15.65	2/13/12

	4/25/2001	101,100		0	$21.38	4/24/11

	4/26/2000	99,900		0	$16.97	4/25/10

	4/29/1999	49,600		0	$24.09	4/28/09

	4/21/1998	28,020		0	$28.19	4/20/08

Gregory F. Ehlinger	5/09/2007	5,400		16,200	$17.09	5/08/17	6,225	$45,754

	4/17/2006	15,000		15,000	$18.08	4/16/16

	5/03/2005	19,875		6,625	$20.47	5/02/15

	4/29/2004	18,900		0	$23.89	4/28/14

	4/24/2003	32,300		0	$22.46	4/23/13

	2/14/2002	22,200	(3)	0	$15.65	2/13/12

	4/25/2001	13,900	(3)	0	$21.38	4/24/11

	4/26/2000	11,200	(3)	0	$16.97	4/25/10

	4/29/1999	5,900	(3)	0	$24.09	4/28/09

	4/21/1998	2,700	(3)	0	$28.19	4/20/08

	Option Awards					Stock Awards
		Number of	Number of
		Securities	Securities			Number of
		Underlying	Underlying			Shares	Market Value of
		Unexercised	Unexercised	Option		or Units	Shares or Units
		Options (#)	Options (#)	Exercise	Option	of Stock	of Stock That
	Grant	Exercisable	Unexercisable	Price	Expiration	That Have Not	Have Not
Name	Date	(1)(2)	(1)	($)(2)	Date	Vested (#)(4)	Vested ($)(4)
Joseph R. LaLeggia	5/09/2007	3,550	10,650	$17.09	5/08/17	0	$0

	4/17/2006	4,650	4,650	$18.08	4/16/16

	8/23/2005	6,075	2,025	$20.63	8/22/15

	4/24/2003	10,300	0	$22.46	4/23/13

Bradley J. Kime	5/09/2007	1,650	4,950	$17.09	5/08/17	1,906	$14,009

	4/17/2006	4,300	4,300	$18.08	4/16/16

	5/03/2005	5,250	1,750	$20.47	5/02/15

	4/29/2004	15,200	0	$23.89	4/28/14

	4/24/2003	26,500	0	$22.46	4/23/13

	2/14/2002	14,200	0	$15.65	2/13/12

	4/25/2001	9,300	0	$21.38	4/24/11

	4/26/2000	6,700	0	$16.97	4/25/10

	4/29/1999	4,400	0	$24.09	4/28/09

	4/21/1998	2,740	0	$28.19	4/20/08

Jocelyn Martin-Leano	5/09/2007	1,650	4,950	$17.09	5/08/17	1,906	$14,009

	7/11/2006	1,950	1,950	$19.67	7/10/16

	4/17/2006	2,350	2,350	$18.08	4/16/16

	5/03/2005	3,750	1,250	$20.47	5/02/15

	6/30/2004	10,000	0	$26.41	6/29/14

Thomas D. Washburn	5/9/2007	6,550	19,650	$17.09	5/08/17	7,540	$55,419

	4/17/2006	18,100	18,100	$18.08	4/16/16

	5/03/2005	22,800	7,600	$20.47	5/02/15

	4/29/2004	14,300	0	$23.89	4/28/14

	4/24/2003	26,400	0	$22.46	4/23/13

	2/14/2002	19,300	0	$15.65	2/13/12

	4/25/2001	13,600	0	$21.38	4/24/11

	4/26/2000	12,800	0	$16.97	4/25/10

	4/29/1999	9,700	0	$24.09	4/28/09

	4/21/1998	6,140	0	$28.19	4/20/08

(1)	Twenty-five percent (25%) of each option is vested and exercisable on the grant date and an additional 25% vests and becomes exercisable on the grant’s first, second and third anniversary date. Vesting and exercisability accelerate upon a change in control provided the Named Executive Officer is then employed by us.

(2)	On December 29, 2005, the vesting of all non-qualified stock options granted to employees during 2003 and 2004 with an exercise price above $21.56 per share was fully accelerated.

(3)	Mr. Ehlinger transferred these stock option grants to his spouse.

(4)	The performance-based restricted stock grants vest based on the Corporation’s average bonus payout level relative to target performance under the Irwin Financial Corporation Short-Term Incentive Plan (STIP) during the three years of the cliff-vesting measurement period. The market value shown above is determined by multiplying the number of shares that would be earned if target performance was achieved for the three year measurement period by $7.35, the closing price of the common stock on December 31, 2007. The Named Executive Officers may never realize any value from the amounts reflected in this column.

Option Exercises and Stock Vested in Fiscal Year 2007

The following table provides information regarding the exercise of stock by each Named Executive Officer at the end of 2007:

	Option Awards
	Number of Shares
	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($) (1)
William I. Miller — Options	42,180(2)	$217,754

(1)	The value realized is the difference between the exercise price and the market value on the date of exercise and may never actually be realized.

(2)	The options exercised by Mr. Miller on March 14, 2007 were expiring on April 29, 2007.

Post Employment Compensation

Pension Benefits as of Fiscal Year End December 31, 2007

The following table discloses the actuarial present value of the accumulated benefit as of December 31, 2007 under each of our pension plans and any payments made during the last fiscal year for each Named Executive Officer. The terms of the pension plans are described below the table.

		Number of years of	Present Value of
		Credited Service	Accumulated
Name	Plan Name	(#) (2)	Benefit ($) (3)
William I. Miller	Employees’ Pension Plan	17	$538,207
William I. Miller	SERP	17	$1,511,853
Gregory F. Ehlinger	Employees’ Pension Plan	15	$248,835
Gregory F. Ehlinger	SERP	15	$169,446
Bradley J. Kime	Employees’ Pension Plan	21	$357,818
Bradley J. Kime	SERP	21	$193,425
Thomas D. Washburn (1)	Employees’ Pension Plan	31	$1,320,886
Thomas D. Washburn (1)	SERP	31	$1,121,403

(1)	As of December 31, 2007, Thomas D. Washburn is eligible for retirement and entitled to early retirement subsidies.

(2)	Equals the number of years of credited service as of December 31, 2007. Credited service is calculated in the same manner under both the Employees’ Pension Plan and the SERP.

(3)	The valuation method and all material assumptions applied in quantifying this increase are disclosed in note 22 to the financial statements of our Report on Form 10-K for the Year Ended December 31, 2007 beginning on page 108.

The Named Executive Officers, except for Mr. LaLeggia and Mrs. Martin-Leano, participate in the Employees’ Pension Plan as do other Irwin Financial employees. Benefits payable under the Employees’ Pension Plan and the SERP are based on a formula that yields an annual amount payable over the participant’s life beginning at age 65.

In general, the Employees’ Pension Plan provides pension benefits to certain regular U.S. employees of the Corporation or its subsidiaries. Employees earn vested pension benefits after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits. Early retirement is at age 55. The basic formula for determining an employee’s annual pension benefit at normal retirement under the Employees’ Pension Plan equals the sum of (1) and (2), multiplied by (3), where:

(1) equals 1.3% of the participant’s final average earnings (average of participant’s five highest consecutive annual earnings) multiplied by the employee’s projected years of service at age 65 (up to a maximum of 25 years);

(2) equals 0.65% of the excess of the participant’s final average earnings over the Social Security covered compensation level, multiplied by the employee’s projected years of service at age 65 (up to a maximum of 35 years); and

(3) equals a fraction, not to exceed 1, the numerator of which is the participant’s years of service at retirement or termination, and the denominator of which is the participant’s projected years of service at age 65.

The Employees’ Pension Plan also provides for an additional benefit under an enhanced formula for certain employees. This additional benefit is intended to maximize the amount that can be provided under the Employees’ Pension Plan consistent with nondiscrimination requirements to certain employees covered under the SERP.

The Employees’ Pension Plan limits the amount of pension benefits that may be provided to participants under the basic formula described above in accordance with certain limits under federal tax laws. The limits restrict the amount of compensation that can be taken into account under the Employees’ Pension Plan to $225,000 (for 2007) and impose a maximum annual pension benefit commencing at age 65 to $180,000 (for 2007). To the extent that these limits reduce the benefits that an executive officer earns under the Employees’ Pension Plan’s basic formula, the Corporation provides an additional benefit under the SERP. The SERP makes the participant whole for the benefits under the basic formula that could not be provided under the Employees’ Pension Plan due to these limits. Any benefits earned under the Employees’ Pension Plan enhanced formula offset the amount payable under the SERP.

For purposes of the Employees’ Pension Plan and the SERP, covered earnings include base salary plus short-term or annual bonuses. Grants of stock options, grants of stock appreciation rights or other similar payments or grants under the terms of any long-term incentive plan or stock option plan are not included in covered earnings for pension purposes. Early retirement pension payments are calculated by taking the employee’s normal retirement benefit and reducing it by 1/180 for each completed month of the first 5 years and 1/360 for each completed month of the next 5 years by which the early retirement date precedes the employee’s normal retirement age. However, the portion of the pension benefit determined under Part (1) of the basic formula above (and any related amounts under the enhanced formula) is unreduced for early commencement if the participant begins to receive payments on or after age 62. Annuities may be elected as a joint and survivor annuity (50% and 100%) or, instead, with a guaranteed number of payments (60, 120 or 240 months). Annuity features providing for continued payment to a survivor or guaranteed payments to beneficiaries are not subsidized by the Corporation. Employees may elect their form of payment under the Employees’ Pension Plan at any time on or after termination of employment and before April 1 following attainment of 70 and one-half years of age. With respect to benefits earned and vested under the SERP as of December 31, 2004, the form of payment is the same as elected by the executive officer under the Employees’ Pension Plan. The Corporation’s SERP is an unfunded plan and beneficiaries of the SERP would be considered general creditors of the Corporation.

A lump sum form of payment is unavailable under the Employees’ Pension Plan (except for payments $1,000 or less). The SERP provides for a lump sum payment under limited circumstances outside the employee’s control. The Corporation may elect, in its sole discretion, to terminate the SERP and pay an executive officer’s SERP benefits earned and vested as of December 31, 2004 in a lump sum. A lump sum payment of an executive officer’s SERP benefits is required if the Corporation refuses to make required payments (other than on account of conduct harmful to the Corporation’s interests), files for bankruptcy (or is the subject of a bankruptcy filing) or makes an assignment for the benefit of its creditors. Any lump sum payment under the SERP will be calculated using a 7% interest rate and the Employees’ Pension Plan standard mortality assumptions applicable to all participants.

The SERP has not yet been amended to comply with the requirements of Section 409A of the Internal Revenue Code (the “Code”).

Potential Payments on Termination of Employment or Change in Control

The section below describes the payments that may be made to Named Executive Officers upon termination of employment pursuant to individual agreements, or in connection with a change in control.

The only executive officer currently employed with us who has an employment agreement is Mr. LaLeggia. On July 14, 2000, the Corporation’s subsidiary, Onset Capital Corporation (now known as Irwin Commercial Finance Canada Corporation) entered into an employment agreement with Joseph LaLeggia, Onset’s President. A copy of Mr. LaLeggia’s contract is incorporated by reference as an exhibit to our Report on Form 10-K for the Year Ended December 31, 2007 on page 121.

Mr. LaLeggia receives an annual salary equal to $365,785 (expressed in U.S. Dollars using an exchange rate of 1 USD = 0.9984 CAD, the exchange rate determined on the last business day of the calendar year) and an annual bonus opportunity with a target payment equal to 50% of salary and a maximum payment equal to $2,000,000. Mr. LaLeggia also receives four weeks of paid vacation, a car allowance of $14,423 (USD) plus reimbursement for parking, fuel, repair and insurance premiums for his vehicle, reimbursement of travel and business expenses, and participation in all discretionary benefit plans that are offered to Onset’s executives.

The employment agreement may be terminated (i) by Mr. LaLeggia, upon one month’s written notice to Onset, (ii) by Onset, effective immediately, for just cause, including a material breach by Mr. LaLeggia, (iii) by Onset immediately due to disability, or (iv) immediately upon Mr. LaLeggia’s death. Benefits to Mr. LaLeggia upon termination of employment under these circumstances are limited to accrued salary as of the employment termination date, insurance benefits, if any, and benefits as per the terms of Onset’s plans as provided to all salaried employees. Under certain termination scenarios, Mr. LaLeggia would be eligible to receive some cash compensation from the Irwin Financial Corporation 2007 Performance Unit Plan as described above in the section “Grants of Plan-Based Awards in Fiscal Year 2007.”

The employment agreement may also be terminated (i) by Onset by giving not less than one month’s written notice (or pay in lieu of a notice) to Mr. LaLeggia, (ii) by Mr. LaLeggia for just cause that is not timely cured, (iii) immediately by Mr. LaLeggia due to (a) the Corporation ceasing to hold, directly or indirectly, more than 50% of the voting shares of Onset, (b) a sale or other disposition of all or substantially all of the assets of Onset, or (c) a change in the terms, conditions or duties of Mr. LaLeggia’s employment that significantly reduces his salary, bonus, level of responsibility, position, or that changes his workplace by more than 25 miles. In addition to the benefits described above, each of these events triggers the payment of severance benefits provided that Mr. LaLeggia provides a release in a form satisfactory to Onset.

The severance benefits payable under Mr. LaLeggia’s employment agreement following a qualifying employment termination include:

(a) a lump-sum severance payment equal to one and one-half times the sum of Mr. LaLeggia’s base salary plus the average annual target bonus paid in respect of Onset’s previous two fiscal years ended prior to the date of termination; and (b) continued medical and disability coverage for 18 months at the same contribution rate that was in effect immediately prior to the termination.

If Mr. LaLeggia terminated employment on December 31, 2007 and qualified for severance benefits, his lump-sum payment would be $895,443 (USD).

A refund provision applies if severance benefits are triggered due to a qualifying sale of Onset as described above and Mr. LaLeggia thereafter enters into a service relationship with Onset within 18 months after his employment termination date. The refund provision requires Mr. LaLeggia to repay to the Corporation a portion of the gross severance amount paid to him on a pro-rata basis if Onset engages him in a similar capacity during the 18-month period following his employment termination to avoid double payment of compensation for the same period.

On December 30, 2007, Irwin Financial Corporation, entered into a transaction assistance and separation agreement with Thomas D. Washburn, Executive Vice President. We entered into this agreement as part of the termination of Mr. Washburn in his role as Executive Vice President. Such a termination by Irwin Financial Corporation is an “involuntary separation from service.” The Corporation and Mr. Washburn have determined that it is in the best interest of both parties to employ Mr. Washburn for a period of time beyond December 30, 2007 so long as Mr. Washburn chooses to remain employed by Irwin in order to provide for a transition of duties and responsibilities. This transition period began on December 30, 2007 and will end on a date selected by Mr. Washburn prior to June 30, 2008. The date Mr. Washburn chooses to leave the Corporation between December 31, 2007 and June 30, 2008 will be considered his “Retirement Date” per the terms of his agreement.

As noted above, Mr. Washburn terminated his employment as Executive Vice President with us on December 30, 2007. Under the terms of this agreement, Mr. Washburn will receive $1,070,000 as a cash severance payment, $450,000 of which was paid on January 2, 2008 and $620,000 of which will be paid on January 2, 2009. Mr. Washburn is eligible to participate in the Irwin Financial Corporation Health Plan (the “Medical Plan”) at his cost as a retiree pursuant to the terms and conditions contained in the Medical Plan as of the Retirement Date. Irwin agrees to reimburse Mr. Washburn for any positive difference between the cost of participation by Mr. Washburn as a retiree in the Medical Plan and the current cost of participation by Mr. Washburn in the Medical Plan using the same plan choice and other options chosen by Mr. Washburn for the 2007 Medical Plan year, until such time that Mr. Washburn is no longer eligible to participate in the Medical Plan pursuant to the terms of the Medical Plan. In addition, Mr. Washburn is eligible to receive outplacement assistance at the Corporation’s expense for a period of no more than 12 months after the Retirement Date in a program that the Corporation would select, at its sole discretion. In the event Mr. Washburn chooses to receive all, or a portion of, the value of this service in cash, Mr. Washburn shall notify the Corporation in writing and the Corporation shall make a cash payment to Mr. Washburn after adjusting for the value of any payments made by the Corporation for services already received by Mr. Washburn. The Corporation’s Compensation Committee has consented to the “Retirement” of Mr. Washburn under the terms of the Irwin Financial Corporation 1997 Stock Option Plan, as amended (the “1997 Stock Option Plan”), and the 2001 Stock Plan, and that Mr. Washburn shall be deemed retired under the Plans beginning on the Retirement Date. The Corporation will continue to reimburse Mr. Washburn for the cost of financial planning services requested by Mr. Washburn and provided by a subsidiary of the Corporation beginning on the Retirement Date and ending two years after the Retirement Date.

In exchange for the considerations listed above, Mr. Washburn agrees that he will never sue the Corporation concerning any claim, issue, or matter relating to or arising out of his employment, the termination of that employment, or any other interaction with the Corporation. Mr. Washburn also agrees that for a period commencing 24 months after the Retirement Date, he will not: (i) use any non-public or confidential information obtained in his capacity as an employee of the Corporation, about any customer or client of the Corporation for his personal benefit or for the benefit or purpose of any other company; (ii) use any non-public information about the Corporation for his personal benefit or for the benefit or purposes of any other company; (iii) cause or attempt to cause any supplier or prospective supplier of the Corporation to terminate, limit or in any manner modify or fail to enter into any actual or potential relationship or contract with the Corporation; or (iv) solicit, induce, recruit, or encourage any person employed by the Corporation or an affiliate of the Corporation to modify or leave their employment.

Summary of Separation Provisions in Long-term Incentive Plans

The following section provides information on company-sponsored plans.

	Voluntary	Involuntary
	Resignation Prior	Termination (Other
Plan	to Retirement	than for Cause)	Retirement	Disability	Death
1997 Stock Option Plan (1)	Employees have three months to exercise vested options. Unvested options are forfeited.	Employees have three months to exercise vested options. Unvested options are forfeited.	Employees have three years to exercise vested options. Unvested options are forfeited.	Employees have three years to exercise vested options. Unvested options are forfeited.	All vested and unvested outstanding options are exercisable for a period of 12 months after the date of death.

2001 Stock Plan Options (1)	Employees have three months to exercise vested options. Unvested options are forfeited.	Employees have three months to exercise vested options. Unvested options are forfeited.	Employees have three years to exercise vested options. Unvested options are forfeited.	Employees have three years to exercise all vested and unvested outstanding options.	All vested and unvested outstanding options are exercisable for a period of 12 months after the date of death.

2001 Stock Plan Performance-Based Restricted Stock	Employees forfeit any shares of restricted stock not yet vested and any related dividends or distributions accumulated with respect to the restricted shares.	Employees forfeit any shares of restricted stock not yet vested and any related dividends or distributions accumulated with respect to the restricted shares.	Restrictions on the restricted shares will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of grant have been achieved as of the expiration of the relevant measurement period. The balance of such shares shall be forfeited as well as any dividends accumulated with respect to such forfeited shares.	Restrictions on the restricted shares will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of grant have been achieved as of the expiration of the relevant measurement period. The balance of such shares shall be forfeited as well as any dividends accumulated with respect to such forfeited shares.	Restrictions on the restricted shares will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of grant have been achieved as of the expiration of the relevant measurement period. The balance of such shares shall be forfeited as well as any dividends accumulated with respect to such forfeited shares.

2006 Performance Unit Plan (Cash Based)	Participant forfeits all Performance Units in effect on the date of separation.	Pro-rated portion of the Performance Units for each plan cycle in effect will be paid based on full months completed in the Plan at the date of termination, provided the performance goals and performance criteria were met during the applicable Plan Cycle.	Pro-rated portion of the Performance Units for each plan cycle in effect will be paid based on full months completed in the Plan at the date of termination, provided the performance goals and performance criteria were met during the applicable Plan Cycle.	Pro-rated portion of the Performance Units for each plan cycle in effect will be paid based on full months completed in the Plan at the date of termination, provided the performance goals and performance criteria were met during the applicable Plan Cycle.	Pro-rated portion of the Performance Units for each plan cycle in effect will be paid based on full months completed in the Plan at the date of termination, provided the performance goals and performance criteria were met during the applicable Plan Cycle.

2007 Performance Unit Plan (Cash Based)	Participant forfeits all Performance Units in effect on the date of separation.	Participant forfeits all Performance Units in effect on the date of separation.	Participant receives a cash payment equal to the value of the vested percentage of Performance Units granted. Unvested Performance Units are forfeited.	Participant receives a cash payment equal to the value of the vested percentage of Performance Units granted. Unvested Performance Units are forfeited.	Participant receives a cash payment equal to the value of the vested percentage of Performance Units granted. Unvested Performance Units are forfeited.

(1)	In no case shall the period for exercise extend beyond the expiration date of an option.

Quantification of Termination/Change in Control Payments

The following table provides information regarding termination or change in control payments.

The amounts shown in the tables below assume that the event triggering the payment occurred on December 31, 2007 (closing price $7.35). The tables do not include the value of pension benefits that are disclosed in the “Pension Benefits as of Fiscal Year End December 31, 2007” table on page 37. For Voluntary Resignation, no payments would be made under any plans listed in the tables.

Involuntary Termination
		Performance-Based	2006 Performance	2007 Performance
	Vested Stock Options	Restricted Stock (2)	Unit Plan	Unit Plan
William I. Miller	$0	$0	$0	$0

Gregory F. Ehlinger	$0	$0	$0	$0

Joseph R. Laleggia	$0	$0	$193,396	$124,271

Bradley J. Kime	$0	$0	$54,482	$0

Jocelyn Martin-Leano (1)	$0	$0	$162,350	$0

Thomas D. Washburn	$0	$0	$0	$0

Retirement
		Performance-Based	2006 Performance	2007 Performance
	Vested Stock Options	Restricted Stock	Unit Plan	Unit Plan
William I. Miller	$0	$0	$0	$0

Gregory F. Ehlinger	$0	$6,722	$0	$0

Joseph R. Laleggia	$0	$0	$193,396	$124,271

Bradley J. Kime	$0	$2,059	$54,482	$0

Jocelyn Martin-Leano (1)	$0	$2,059	$162,350	$0

Thomas D. Washburn	$0	$8,143	$0	$0

Death/Disability
		Performance-Based	2006 Performance	2007 Performance
	Vested Stock Options	Restricted Stock	Unit Plan	Unit Plan
William I. Miller	$0	$0	$0	$0

Gregory F. Ehlinger	$0	$6,722	$0	$0

Joseph R. Laleggia	$0	$0	$193,396	$124,271

Bradley J. Kime	$0	$2,059	$54,482	$0

Jocelyn Martin-Leano (1)	$0	$2,059	$162,350	$0

Thomas D. Washburn	$0	$8,143	$0	$0

Change of Control
		100%
		Performance-Based	2006 Performance	2007 Performance
	100% Stock Options	Restricted Stock	Unit Plan	Unit Plan
William I. Miller	$0	$0	$0	$0

Gregory F. Ehlinger	$0	$47,995	$0	$0

Joseph R. Laleggia	$0	$0	$290,094	$134,347

Bradley J. Kime	$0	$14,695	$81,724	$78,094

Jocelyn Martin-Leano (1)	$0	$14,695	$243,525	$0

Thomas D. Washburn	$0	$58,133	$0	$0

(1)	All Performance Units granted in 2006 were subsequently cancelled on February 4, 2008.

(2)	Includes dividend amounts paid in 2007.

Change in Control

Under the terms of the 1997 Stock Option Plan, in the event of a change in control, the Corporation shall provide written notice to the grantees. The Corporation shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Change in Control Notice. The grantees shall have the right to exercise all outstanding options in full during the 30-day period, unless otherwise provided in the plan or document representing the option.

Under the terms of the 2001 Stock Plan, and unless otherwise provided in an award agreement, in the event of a Change in Control all awards under the Plan shall vest 100%, whereupon all options shall become exercisable in full and the restrictions applicable to any restricted stock shall terminate.

Under the terms of the Irwin Financial Corporation 2007 Performance Unit Plan, all Performance Units held by a Participant who is employed by the Company (i.e., a line of business) on the date of the Change in Control shall fully vest; the value of each vested Performance Unit shall be based upon the value realized by the Corporation’s shareholder upon the Change in Control; and the value of each vested Performance Unit shall be paid to affected Participants as soon administratively practicable after the Change in Control, but in no event more than 60 days after the final payment to be made in respect of the Change in Control is received.

Director Compensation

Each of our non-management directors currently earns an annual retainer fee of $55,000, $25,000 of which was required to be paid in the form of restricted common stock in 2007. The remainder of the annual retainer fee, $30,000, is payable at the individual director’s election in either cash, stock options, or restricted common stock. All elections with respect to the 2007 annual retainer fee were submitted to the Corporation not later than November 30, 2006.

When non-management directors elect to receive restricted stock for the remaining portion of their annual retainer fee the restricted stock is granted during the first week of January and vests on the next following December 31, provided that the non-management director is still then providing services as a director. Stock options elected by non-management directors for the remaining portion of their annual retainer fee are granted during the first week of January and are fully vested immediately. Stock options have a ten-year term from the grant date but may terminate earlier as follows: (a) three years after termination of service due to disability, death or retirement, (b) three months after the director’s termination of services without cause or resignation, or (c) immediately upon termination of the director’s services for cause. Retainer fees that a non-management director elects to receive in cash are paid quarterly.

In addition to the $55,000 annual retainer fee paid to all non-management directors, Chairs of the Audit, Risk Compensation and Governance Committees each receive an additional annual retainer fee of $11,000. The annual retainer for services as a Committee Chair is paid quarterly in arrears and may be received either in the form of cash or stock at the non-management director’s election.

Our non-management directors also receive meeting fees as follows: $2,000 for each meeting of our Board of Directors attended and $1,000 for attendance at each meeting of the Compensation, Risk and Governance Committees of our Board of Directors; members of our Audit Committee receive $2,000 for each committee meeting attended and $1,000 for review of earnings releases. The same fee is paid whether the meeting is in person or by telephone. Meeting fees are paid quarterly in arrears and may be received either in the form of cash or stock at the non-management director’s election.

Retainer and meeting fees payable in cash may be deferred by a non-management director until separation from service as a director or a date specified by the director after his or her 55th birthday.

In 2007, all of our non-management directors also served as directors on the board of our subsidiary, Irwin Union Bank and Trust Company. Currently, non-management directors Dean, Hoover, Kling, Lauderback, McGinty, Molendorp, Odden and Zuraitis serve on that board. Non-management directors of Irwin Union Bank and Trust Company each receive a payment of $2,000 for each board meeting attended.

No director receives consulting fees from the Corporation or its subsidiaries. No perquisites, personal benefits, tax gross-ups, discounted stock purchases, pension benefits, severance benefits, insurance or charitable legacy programs are provided to directors. Directors are entitled to reimbursement for travel to Board meetings and attendance and participation in professional education programs directly related to their performance of services as a director for us.

The Director Compensation table below discloses the amount and types of compensation paid to our non-management directors during the 2007 fiscal year:

	Fees Earned or Paid		Option	All Other
	in Cash ($) (1)	Stock Awards ($)	Awards	Compensation	Total
Name	(2)	(4)(5)(6)	($) (3)(7)	($) (8)(9)	($)
Sally A. Dean	$49,768	$20,822	$33,512	$829	$104,931
David W. Goodrich	$51,763	$20,822	$0	$702	$73,287
R. David Hoover	$21,767	$20,822	$33,681	$963	$77,233
William H. Kling	$44,763	$20,822	$0	$702	$66,287
Brenda J. Lauderback	$62,763	$20,822	$0	$702	$84,287
John C. McGinty, Jr.	$81,763	$20,822	$0	$702	$103,287
Dayton H. Molendorp	$39,732	$20,822	$0	$536	$61,090
Lance R. Odden	$72,763	$20,822	$0	$702	$94,287
Marita Zuraitis	$34,778	$57,136	$0	$1,719	$93,633

(1)	Includes retainer and meeting fees payable in cash deferred by director.

(2)	Represents the meeting fees and Committee Chairperson retainer fees paid in shares of the Corporation’s common stock from the 1999 Outside Director Restricted Stock Compensation Plan at the non-management director’s election. Directors Dean, Hoover and Zuraitis elected to receive their meeting fees and/or Committee Chairperson retainer fees in restricted common stock.

(3)	The number of exercisable and un-exercisable outstanding options held by non-management directors and their “in the money” value as of December 31, 2007 are as follows:

		“In the money”
	Exercisable	value as of
	Outstanding	December 31,	Unexercisable
Name	Options	2007	Options
Sally A. Dean	26,325	$0	0
David W. Goodrich	6,225	$0	0
R. David Hoover	10,882	$0	0
William H. Kling	10,450	$0	0
Brenda J. Lauderback	20,343	$0	0
John C. McGinty, Jr.	15,415	$0	0
Dayton H. Molendorp	0	$0	0
Lance R. Odden	15,415	$0	0
Marita Zuraitis	1,125	$0	375

As of December 31, 2007 the closing price of the Corporation’s common stock did not exceed the exercise price of unexercisable outstanding options held by non-management directors.

(4)	Represents the portion of a non-management director’s annual retainer fee (excluding Committee Chair retainer fees) that the director elected to have paid in the form of restricted stock. Ms. Zuraitis elected to receive $30,000 of her annual retainer as restricted stock. On January 2, 2007, the Corporation granted 1,325 shares to Ms. Zuraitis under the 1999 Outside Director Restricted Stock Compensation Plan. These dollar amounts were converted into shares using a grant date fair value of $22.63 per share, which was the closing price for a share of the Corporation’s common stock on December 29, 2006. Fractional shares on the conversion were paid in cash.

(5)	Represents the portion of a non-management director’s annual retainer fee ($25,000) to be paid in the form of restricted stock under the 2001 Stock Plan. The Board granted 1,490 shares of our common stock to each non-management director on May 10, 2007 based on a $16.77 share price. Fractional shares on the conversion were paid in cash and are reflected in this table in the “Fees Earned or Paid in Cash” column. The amounts reported reflect the expense associated with each director’s restricted stock grant, calculated in accordance with the provisions of SFAS 123R. Even though the shares may be forfeited, the amounts do not reflect this possibility. See Note 19 to the financial statements of our Report on Form 10-K for the year ended December 31, 2007 beginning on page 102.

(6)	Each non-management director held 1,490 unvested shares at a market price of $10,952 as of December 31, 2007.

(7)	Represents the portion of a non-management director’s annual retainer (excluding Committee Chairperson retainer fees) that the director elected to have paid in the form of options to acquire the Corporation’s common stock. Ms. Dean and Mr. Hoover each elected to receive $30,000 as stock options. On January 3, 2007, the Corporation granted Ms. Dean and Mr. Hoover 4,282 options at an exercise price of $22.60 per share under the 2001 Stock Plan. These dollar amounts were converted into options using a fair market value of $7.005 per option. We determine fair value using the Black-Scholes method under SFAS 123R with the assumptions and adjustments described in Note 19 to the financial statements of our Report on Form 10-K for the Year Ended December 31, 2007 beginning on page 102.

(8)	No fees other than director fees are paid to directors for services rendered in that capacity.

(9)	Dollar value of dividends paid on restricted stock received during 2007.

Proposal No. 2. Re-approval of the Irwin Financial Corporation Amended and Restated 2001 Stock Plan, as amended

Introduction

We are asking our shareholders to re-approve the Irwin Financial Corporation Amended and Restated 2001 Stock Plan with the amendments described below (the “2001 Stock Plan”). Our shareholders originally approved the Irwin Financial Corporation 2001 Stock Plan at the 2001 Annual Meeting and re-approved the Irwin Financial Corporation 2001 Stock Plan, with amendments and as amended and restated, at the 2004 Annual Meeting.

The principal purpose of the re-approval of the 2001 Stock Plan is to continue to give the Corporation the flexibility to award performance-based compensation in connection with all awards, including the new restricted stock units, in a manner that will allow them to qualify for full tax deductibility to the Corporation under Section 162(m) of the Code. This proposal does not contemplate any increase in the number of shares or units that are reserved for issuance under the 2001 Stock Plan.

The Board of Directors approved Amendment Number One (the “Amendment”) to the Irwin Financial Corporation Amended and Restated 2001 Stock Plan on February 5, 2008.

As of February 5, 2008, the closing price for our common stock on the NYSE was $9.44 per share.

The following description is a summary of the principal material features of the 2001 Stock Plan, which is incorporated in its entirety by reference to the full text of the 2001 Stock Plan. A copy of the Amendment is attached to this proxy statement as Appendix A. A copy of the 2001 Stock Plan is attached to this proxy statement as Appendix B.

Summary of Amendment Number One

The purpose of the proposed amendment is to allow the grant of restricted stock units and to remove phantom stock units as an award. Specifically, the proposed amendment consists of the following:

•	replacing all references to “Phantom Stock Units” with the words “Restricted Stock Units”; and

•	replacing Section 10 titled “Phantom Stock Units” in its entirety by a new Section 10 titled “Restricted Stock Units.”

Phantom stock units are a type of award that the Corporation has never used. The Corporation does not plan to use phantom stock units due to changes in tax law that could result in adverse tax consequences if phantom stock units were granted and not properly administered. Restricted stock units are attractive because they may have tax advantages for the Corporation’s Canadian employees over other types of awards. Therefore, the Compensation Committee recommended, and the Board of Directors approved, an amendment to the 2001 Stock Plan to delete phantom stock units as an award type and add restricted stock units as an award type.

Summary of 2001 Stock Plan

Purpose

The purpose of the 2001 Stock Plan is to advance the interests of the Corporation and its shareholders by encouraging and providing for the acquisition of an equity interest in the Corporation by employees and non-employee directors of the Corporation and its subsidiaries, by providing additional incentives and motivation toward superior performance of the Corporation, and by enabling the Corporation to attract and retain the services of employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Corporation’s operations is largely dependent.

The 2001 Stock Plan permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees and non-employee directors of the Corporation and its subsidiaries. The payment medium for payments under the 2001 Stock Plan consists of cash and common stock of the Corporation. Each award will be evidenced by an award agreement.

Reservation of Shares

The Corporation has reserved 4,000,000 shares as authorized for issuance under the 2001 Stock Plan. In addition, up to an aggregate 2,000,000 stock appreciation rights (“SARs”) may be granted under the 2001 Stock Plan. Authorized but unissued shares and treasury shares, not reserved for any other purpose, may be made available for issuance under the 2001 Stock Plan. Shares subject to awards and SARs granted under the 2001 Stock Plan that expire or terminate for any reason without being fully exercised or issued or earned or are forfeited or which are settled in cash in lieu of stock, shall be available for subsequent grants under the 2001 Stock Plan. As of the record date, approximately 1,427,059 shares remain available for award grants under the 2001 Stock Plan. As of the date of this proxy statement, 2,000,000 SARs remain available for award grants under the 2001 Stock Plan.

Administration

The 2001 Stock Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the “Committee”). The Committee is empowered to interpret the 2001 Stock Plan and to make all determinations necessary or advisable for the administration of the 2001 Stock Plan. Except in connection with changes in capitalization pursuant to the 2001 Stock Plan, the Committee may not re-price or decrease the exercise price of any option. The Committee may also take such action for the purpose of qualifying awards for preferred tax treatment under foreign tax laws and has done so for participants who are Canadian tax residents. The Committee’s determinations, interpretations and other actions are final and binding on all persons.

The Committee shall have the discretion to determine the employees and non-employee directors to whom options, SARs, restricted stock, and restricted stock units will be granted and whether any option will be an incentive stock option or a nonqualified stock option. The Committee shall also have the discretion to determine the time of grant, the number of SARs or shares to be covered by each award, the exercise price, the exercise period, and any other terms and conditions of the award.

To the extent permitted by law, the Committee may delegate to one or more executive officers all or part of the Committee’s authority and duties with respect to the granting of awards to any participant other than executive officers and non-employee directors.

Effect of Termination of Employment

The disposition of an award in the event of retirement, disability, death or other resignation or termination of a participant’s employment or service as a non-employee director shall be as determined by the Committee as set forth in the award agreement, or if not specified in the award agreement, as set forth in the 2001 Stock Plan. The 2001 Stock Plan provides as follows with respect to options and SARs: (i) in the event of death or disability, all options and SARs become exercisable and may be exercised for the shorter of three years after that date or the expiration date of the option or SAR (subject, in the case of incentive stock options, to no more than one year after such date in the event of disability); (ii) in the event of retirement, those options and SARs exercisable on such date may be exercised for the shorter of three years after that date or the expiration date of the option or SAR (subject, in the case of incentive stock options, to no more than three months after such date); (iii) in the event of resignation or termination without cause, those options and SARs exercisable on such date may be exercised for the shorter of three months after that date or the expiration date of the option or SAR; and, (iv) in the event of termination for cause all options and SARs shall immediately terminate.

The 2001 Stock Plan provides as follows with respect to restricted stock and restricted stock units. In the event of death or disability, the restrictions on restricted stock automatically terminate and the underlying shares are freely transferable and the restricted stock units shall vest and payment shall be made. In the event of any other termination of employment restricted stock and restricted stock units that are still subject to restrictions and not vested are forfeited and returned to the Corporation unless upon retirement or involuntary termination the Committee decides to act otherwise.

Transferability

Except as set forth in the 2001 Stock Plan with respect to nonqualified stock options, no option, SAR, share of restricted stock or restricted stock unit is assignable or transferable except by will or the laws of descent and distribution. All rights with respect to options, SARs, restricted stock and restricted stock units are exercisable only by the participants of such award during his or her lifetime.

Changes in Capitalization and Change in Control

In the event any change is made to the number of outstanding shares of stock of the Corporation because of a stock dividend or split, recapitalization, merger, consolidation, combination, separation (including spinoff), exchange or other similar change in corporate structure, appropriate adjustments shall be made in the number and class and/or price of shares subject to outstanding awards granted pursuant to the 2001 Stock Plan and available for awards.

In the event there is a change in control (as defined in the 2001 Stock Plan) of the Corporation, unless otherwise provided in the award agreement, all options and SARs shall become immediately exercisable and all restrictions on restricted stock and restricted stock units will lapse.

Issuance Limitations

The maximum number of shares (including options, SARs and restricted stock and restricted stock units paid out in shares) that may be awarded to any single participant may not exceed 300,000 during any calendar year, subject to adjustment for changes in capitalization, and the maximum aggregate cash payout (including SARs and restricted stock units paid out in cash) with respect to awards granted that may be made to any single participant during any calendar year is $1,000,000, except to the extent the Committee determines an award to a Named Executive Officer shall not be designed to comply with the exception under 162(m) of the Code for performance-based compensation. All of the shares that may be issued under the 2001 Stock Plan may be issued with respect to incentive stock options.

Eligibility

Employees and non-employee directors of the Corporation or its subsidiaries will be eligible to participate in the 2001 Stock Plan if chosen to participate by the Committee. At present, approximately 1,211 persons currently are eligible to participate in the 2001 Stock Plan.

Terms of Options and Option Price

The option price of stock options granted under the 2001 Stock Plan may not be less than 100% of the fair market value of such shares on the date the option is granted. For purposes of the 2001 Stock Plan, the fair market value means the price at which the common stock was last sold on the NYSE on the relevant date (or if there were no transactions on that date the immediately preceding date on which there were transactions). Previous awards generally have provided that stock options expire on the tenth anniversary of, and may not be exercised more than ten years after, the date on which the option is granted.

The 2001 Stock Plan contains additional terms that apply to incentive stock options. These include a limitation of $100,000 in total value of incentive stock options first exercisable during any calendar year, special terms for incentive stock options granted to 10% shareholders, that no incentive stock option may be granted ten years after the date the 2001 Stock Plan was approved by shareholders and an expiration date of no more than ten years (five years for 10% shareholders) after the date of grant.

Payment of Option Price

The exercise price for an option shall be paid either (a) by cash, check, or wire transfer, (b) by the transfer to the Corporation of a number of shares of the Corporation previously acquired by the participant, the fair market value of which at the time of exercise is equal to the exercise price, (c) if authorized by the Committee in installments, (d) by any other means the Committee determines to be consistent with the 2001 Stock Plan’s purpose and applicable law, (e) by directing a licensed broker, acceptable to the Corporation, to tender cash or cash equivalents equal to the exercise price to the Corporation at the time the certificates are delivered to the broker, or (f) by a combination of the foregoing. The exercise of an option shall cancel any SAR granted in tandem with the option.

Terms of SARs and Payment Amount

Each SAR granted will represent the right to receive cash in an amount equal to the excess of the fair market value of a share, on the date the SAR is exercised, over the fair market value of a share, on the date of grant of the SAR. For purposes of the 2001 Stock Plan, fair market value means the price at which the common stock was last sold on the New York Stock Exchange on the relevant date (or if there were no transactions on that date the immediately preceding date on which there were transactions). The Committee shall have the discretion to pay this excess amount in cash, common stock or a combination thereof.

Terms of Restricted Stock

Restricted stock consists of shares that may not be sold or otherwise disposed of until the restrictions on such stock imposed by the Committee have terminated or lapsed. The Committee may provide for the lapse of such restrictions in installments. Restricted stock may be voted by the participant. Unless otherwise provided in the award agreement, dividends on the restricted stock shall be payable to the participant. A recipient of a grant of restricted stock will generally earn unrestricted ownership thereof only if, in addition to other restrictions (if any) and except as otherwise provided in the 2001 Stock Plan, the individual is continuously employed by the Corporation or a subsidiary during the entire restricted period.

Terms of Restricted Stock Units

Each restricted stock unit shall represent one share of common stock. The holder of a restricted stock unit shall be entitled to receive the amount equal to the then current fair-market value of a share of common stock multiplied by the number of restricted stock units granted. Payment to the participant may be made in cash, common stock or a combination thereof as determined by the Committee.

Performance-Based Awards of Restricted Stock and Restricted Stock Units

For restricted stock and restricted stock unit awards, the Committee may, from time to time, establish performance criteria or standards with respect to an award. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits (including risk management assessments), improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance criteria or standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally. Generally, the performance criteria related to an award made to a Named Executive Officer must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Internal Revenue Code. The Committee shall, as soon as it deems practicable following the expiration of the period for measuring the achievement of any performance criteria or standards established by the Committee when granting an award of restricted stock or restricted stock units, certify in writing whether, or the extent to which, the applicable performance criteria or standards were in fact satisfied.

In connection with an award of restricted stock or restricted stock units based on the performance criteria or standards established by the Committee, the award agreement may specify that the restrictions will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of granting the award have been achieved as of the expiration of the relevant measurement period, as certified by the Committee in which case, upon such certification: (i) the restrictions shall lapse on the number of such restricted stock or restricted stock units, if any, that is in proportion to the degree to which the performance criteria or standards have been achieved, as certified by the Committee, and (ii) the balance of such restricted stock or restricted stock units automatically shall be forfeited and returned to the Corporation (together with any dividends or distributions that have accumulated).

Amendment and Termination

The Board of Directors may amend, modify or terminate the 2001 Stock Plan, in whole or in part, at any time subject to any required shareholder approval pursuant to applicable laws, rules, or regulations (including any NYSE listing rules) and subject to participant approval if such shall adversely affect any award granted to the participant. Subject to such right to terminate, the 2001 Stock Plan will remain in effect until April 25, 2011, and no award may be granted on or after that date.

Option Repricing

No outstanding option may be repriced.

United States Federal Income Tax Consequences

The following discussion summarizes the federal income tax consequences to the Corporation and participants who may receive awards under the 2001 Stock Plan. The discussion is based upon interpretations of the Code in effect as of the date of this proxy statement, and the regulations promulgated thereunder as of such date. This discussion does not purport to be complete, and does not cover, among other things, foreign, state and local tax treatment.

Incentive Stock Options

The incentive stock options under the Plan are intended to constitute “incentive stock options” within the meaning of Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the participant upon the grant or exercise of incentive stock options if the participant does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”). If these conditions are met and no tax is imposed on the participant, then the Corporation would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the underlying shares. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price may be required to be included in the participant’s alternative minimum taxable income.

Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. If the participant disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the participant will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code and the participant’s total compensation being reasonable, the Corporation may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the participant. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price, and any amount realized in excess would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

Nonqualified Stock Options

With respect to nonqualified stock options (an option other than an incentive stock option, which is described below), as a general rule, no federal income tax is imposed on the participant upon the grant of a nonqualified stock option. In addition, the Corporation is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares.

Upon the exercise of a nonqualified stock option, subject to the application of Section 162(m) of the Code and the participant’s total compensation being reasonable, the Corporation may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the participant. Upon a subsequent disposition of the shares received upon the exercise of a nonqualified stock option, any appreciation after the date of exercise should qualify as a capital gain.

Stock Appreciation Rights

A participant who has been granted SARs generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and the fair market value of the shares, if any, received upon such exercise. Participants will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

The Corporation will be entitled to a deduction to the extent and in the year that ordinary income is recognized by the participant, subject to the application of Section 162(m) of the Code and the participant’s total compensation being reasonable.

Restricted Stock

A participant who has been granted restricted stock under the 2001 Stock Plan will not realize taxable income at the time of grant, and the Corporation will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m) of the Code and the participant’s total compensation being reasonable, the Corporation will be entitled to a corresponding deduction. Any gain or loss on the participant’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Corporation does not receive a tax deduction for any such gain. Dividend equivalents accrued and paid to the participant during the period that the forfeiture restrictions apply will also be treated as compensation income to the holder and deductible as such by the Corporation.

However, the participant who has been granted restricted stock may elect to be taxed at the time of grant of the restricted stock based upon the fair market value of the shares on the date of the award (this is often referred to as an “83(b) Election”). If the participant makes this election, (a) the Corporation will be entitled to a deduction at the same time and in the same amount (subject to the limitations contained in Section 162(m) of the Code and the participant’s total compensation being reasonable), (b) dividends paid to the participant during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Corporation, and (c) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

Restricted Stock Units

A participant who has been granted restricted stock units awards under the 2001 Stock Plan will generally not realize taxable income at the time of grant, and the Corporation will not be entitled to a deduction at that time assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. At the time the restricted stock units cease to be subject to a substantial risk of forfeiture, the participant will recognize taxable compensation income and, subject to the application of Section 162(m) of the Code and the participant’s total compensation being reasonable, the Corporation will receive a corresponding deduction. The measure of this income and deduction will be the amount of each and the fair market value of shares, if any, received by the participant.

Section 162(m) of the Code

Section 162(m) of the Code precludes a public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “qualified performance-based compensation” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, the Corporation believes that the income generated in connection with the exercise of stock options granted under the Plan should qualify as performance-based compensation and, accordingly, the Corporation’s deductions for such compensation should not be limited by Section 162(m) of the Code. The 2001 Stock Plan has been designed to provide flexibility with respect to whether other awards will qualify as performance-based compensation under Section 162(m) of the Code. The Corporation believes that certain awards under the 2001 Stock Plan will so qualify and the Corporation’s deductions with respect to such awards should not be limited by Section 162(m) of the Code. However, unless shareholder approval is obtained, restricted stock units will not, and certain awards may not, qualify as performance-

based compensation and, therefore, the Corporation’s compensation expense deductions relating to such awards will be subject to Section 162(m) of the Code deduction limitation.

Section 409A of the Code

Section 409A of the Code regulates the payment of deferred compensation. If compensation is deferred and the deferral does not comply with Section 409A of the Code, the participant will be subject to a 20% excise tax on such amounts. It is possible that certain awards may be deferred compensation under Section 409A of the Code, depending on how such awards are structured at the time of grant or subsequently amended. It is, however, generally the intent of the Corporation to grant awards that are not deferred compensation and, therefore, not subject to Section 409A of the Code. In addition, if the participant is a “specified employee” (generally one of the top 50 officers who makes more than $130,000 per year), no deferred compensation may be paid to the specified employee during the first six months following separation from service.

Section 280G of the Code

Under certain circumstances, the accelerated vesting or exercise of awards in connection with a Change in Control (as defined in the 2001 Stock Plan) of the Corporation might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax, and the Corporation may be denied a tax deduction.

Withholding

The Corporation has the power and right to deduct or withhold, or require the participant to pay to the Corporation an amount sufficient to satisfy all of the participant’s tax liability arising as a result of the 2001 Stock Plan. The 2001 Stock Plan also permits participants who exercise options or SARs, receive shares upon the lapse of restrictions on restricted shares, receive payment on the vesting of restricted stock units or incur any other taxable event arising as a result of awards under the 2001 Stock Plan, to elect to have the Corporation withhold a portion of the shares to which the participant is otherwise entitled in order to satisfy any federal, state or local tax liability imposed on the participant by virtue of such event. For the Corporation to deduct certain payments to participants under the 2001 Stock Plan, the Corporation must (if required) withhold appropriate taxes with respect to the participant’s income.

Vote Required

Re-approval of the 2001 Stock Plan (including the Amendment) requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on this matter at the Annual Meeting. Proxies received by the Corporation and not revoked prior to or at the Annual Meeting will be voted FOR this proposal unless otherwise instructed by the shareholder. If shareholders fail to re-approve the 2001 Stock Plan (including the Amendment), it will continue to operate in accordance with its terms prior to the Amendment.

New Plan Benefits Table

Irwin Financial Corporation Amended and Restated 2001 Stock Plan, As Amended

No determination has yet been made as to the amount or terms of any future grants of options, SARs, restricted stock and restricted stock units to executive officers, directors or non-executive employees. The following table summarizes all awards of any kind made to the listed individuals or groups of individuals under the 2001 Stock Plan from the time it became effective in April 2001 through February 5, 2008, including all such awards that would have been made had the Amendment been in effect during the 2007 fiscal year.

Name and Principal Position	Dollar Value ($) (1)	Number of Units (2)
William I. Miller Chief Executive Officer, Chairman and President	$199,932	616,955

Gregory F. Ehlinger, Chief Financial Officer	$277,137	167,433

Joseph R. LaLeggia, President, Commercial Finance	$72,310	49,197

Bradley J. Kime, President, Commercial Banking	$84,859	82,979

Jocelyn Martin-Leano, President, Home Equity	$84,859	25,079

Executive Group	$891,392	1,050,455

Non-Executive Director Group	$830,594	85,247

Non-Executive Officer Employee Group (all employees)	$4,457,253	1,376,991

Nominee Directors:

R. David Hoover	$99,985	10,882

William I. Miller	See above	See above

Dayton H. Molendorp	$46,828	0

(1)	The Dollar Value reflects the value of restricted stock awards and restricted stock units to individuals within this group based on the closing price for the Corporation’s common stock as reported on the NYSE on the date of grant. A total of 425,012 (409,774 restricted stock awards and 15,238 restricted stock units) shares of common stock have been issued under the 2001 Stock Plan in the form of restricted stock awards.

(2)	The Number of Units set forth in this column reflects the number of shares of the Corporation’s common stock underlying stock options that have been previously granted under the 2001 Stock Plan to these individuals and groups. All options granted under the 2001 Stock Plan to date were granted as non-qualified options. See “Executive Compensation and Related Information” for additional information on options granted to Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RE-APPROVAL OF THE IRWIN FINANCIAL CORPORATION AMENDED AND RESTATED 2001 STOCK PLAN, AS AMENDED BY AMENDMENT NUMBER ONE, AND GRANTS MADE UNDER THIS PLAN.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2007 regarding shares of our common stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under our equity compensation plans as well as the number of shares available for issuance under such plans.

	(a)	(b)	(c)
			Number of securities
		Weighted-average	remaining for future
	Number of securities	exercise price of	issuance under equity
	to be issued upon	outstanding	compensation plans
	exercise of outstanding	options, warrants	(excluding securities
Plan Category	options, warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by security holders	2,500,057	$20.26	1,893,481

Equity compensation plans not approved by security holders (1)	0	0	215,840

Total	2,500,057	$20.26	2,109,321

(1)	Shares shown in column (c) for this category reflect securities available for future issuance under the Irwin Union Bank Business Development Board Compensation Program (see immediately below).

The Irwin Union Bank Business Development Board Compensation Program was adopted without the approval of security holders. We established this program to assist our commercial banking line of business in developing its current and future markets by establishing business development boards composed of individuals knowledgeable about local market conditions. The program covers members of business development boards of Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B. Under the program, business development board members receive their retainer and meeting fees in Irwin Financial Corporation common stock in lieu of cash. Currently, business development board members receive annual retainer fees in the form of stock equal to $1,000 per member and meeting fees of $350 per meeting attended. We issued a total of 84,160 shares through the program from July 19, 2000 through December 31, 2007. We issued the shares using the mean between the closing bid and asked prices for purchases prior to November 28, 2006. Effective November 28, 2006, the Board of Directors approved an amendment to reflect that the price of a stock-based grant under the program will be the closing market price of our common stock on the date of the grant as reported by the NYSE.

TRANSACTIONS WITH RELATED PERSONS

Policy on Related Person Transactions

We have a written Policy applicable to related person transactions. Our Policy defines “related person transaction” as:

(i)	a transaction between the Corporation and any person who is an executive officer or director of the Corporation,

(ii)	a transaction between the Corporation and any security holder who is known by the Corporation to own of record or beneficially more than five percent of any class of the Corporation’s voting securities (each, a “5% holder”),

(iii)	a transaction between the Corporation and any “immediate family member” (as defined in the SEC’s Regulation S-K, Item 404) of an executive officer, director or 5% holder of the Corporation, or

(iv)	any other transaction involving the Corporation that would be required to be disclosed pursuant to Regulation S-K, Item 404.

For purposes of this Policy, the “Corporation” includes all of its subsidiaries and affiliates.

The Policy requires all related person transactions to be in the best interests of the Corporation and, unless specifically approved or ratified by the Audit Committee, on terms no less favorable to the Corporation than would be obtained in a similar transaction with an unaffiliated third party or generally available to substantially all employees of the Corporation. All related person transactions required to be disclosed pursuant to Item 404 of Regulation S-K are considered “material” related person transactions and must be presented to the Audit Committee for pre-approval or ratification.

Review and Approval Procedures

The Policy requires directors and executive officers to notify the Corporation’s General Counsel of any related person transaction in which directors or executive officers are directly or indirectly involved as soon as the director or executive officer becomes aware of a possible transaction.

The Policy requires that the General Counsel review all related person transactions and take all reasonable steps to ensure that all material related person transactions be presented to the Audit Committee for pre-approval or ratification in its discretion at its next regularly scheduled meeting, or by consent in lieu of a meeting if deemed appropriate. The General Counsel, or the Chief Administrative Officer in the case of a transaction involving the General Counsel, determines whether non-material related person transactions are in compliance with the Policy.

Banking Relationships

We are in the business of providing financial services. Some of our directors, executive officers, their immediate family members and entities with which these individuals are affiliated were customers of ours and had transactions with our subsidiary Irwin Union Bank and Trust Company or its subsidiaries in 2007 and to date in 2008. We expect that we and Irwin Union Bank and Trust and/or our subsidiary federal savings bank, Irwin Union Bank, F.S.B., will continue to have similar additional transactions with such individuals and their affiliates in the future. These transactions include depositary, insurance agency, investment advisor, trust, and lending relationships. None of these relationships in 2007 were considered “material related person transactions” under Item 404 of Regulation S-K and our Related Person Transactions Policy because the transactions either were below the dollar amount threshold for disclosure, involved Irwin Union Bank and Trust as a depositary of funds, or, for indebtedness, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to us, and did not involve more than the normal risk of collectibility or present other unfavorable features. Loans and lines of credit made by Irwin Union Bank and Trust or its subsidiaries to our directors and executive officers prior to 2007 that were paid off or sold to unrelated parties prior to 2007 were not considered related person transactions in 2007.

Commercial Finance Line-of-Business Interests

At the end of 2005, in connection with the reorganization of our commercial finance line of business, Irwin Commercial Finance, the parent company of this line of business, granted options to purchase a total of 105 shares of its own common stock to Mr. Joseph LaLeggia, the President of Irwin Commercial Finance, four other senior managers and the head of our franchise finance company. The options allow these individuals to purchase approximately ten percent of Irwin Commercial Finance common stock (on a fully diluted basis) for $23,158 per share until December 31, 2009, subject to earlier expiration upon employment termination.

The price for the option exercise price was based on the fair market value opinion of an independent professional valuation firm. Irwin Commercial Finance has call rights to purchase Irwin Commercial Finance stock acquired on exercise of these options beginning one year after the exercise date. These stock options are in addition to incentive compensation arrangements that may be provided to key employees in the commercial finance line of business.

REPORT OF THE AUDIT COMMITTEE

In assisting the Board of Directors, the Audit Committee has taken the following actions:

•	Reviewed and discussed the audited financial statements with management;

•	Discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

John C. McGinty, Jr. (Committee Chair)          Sally A. Dean          R. David Hoover
Brenda J. Lauderback          Marita Zuraitis

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal No. 3. Confirmation of Independent Public Accountants

The Board of Directors recommends confirmation of the appointment of Ernst & Young LLP, an independent registered public accounting firm, to audit the books and accounts of the Corporation for 2008.

Each professional service performed by Ernst &Young during 2007 was reviewed and the possible effect of such services on the independence of Ernst & Young was considered by the Audit Committee. No member of the firm has any material interest, financial or otherwise, in us or any of our subsidiaries.

Although the selection and appointment of an independent public accounting firm is not required to be submitted to a vote of the shareholders, the Board of Directors has decided to ask the Corporation’s shareholders to confirm the appointment. Confirmation of the appointment of Ernst & Young requires the affirmative vote of a majority of the shares represented in person or by proxy and voted on this matter at the Annual Meeting. The Board of Directors reserves the right, however, to select a new independent public accounting firm at any time during the year if the Board of Directors believes, in its discretion, that such a change would be in the best interests of the Corporation and its shareholders.

We have invited representatives of Ernst &Young to be present at the 2008 Annual Shareholders’ Meeting. We expect the representatives will attend the meeting. If present, these representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

As previously reported, on February 9, 2006, the Audit Committee voted to invite several independent registered public accounting firms, including PricewaterhouseCoopers LLP (“PwC”), the then current auditors, to submit proposals for auditing the Corporation’s consolidated financial statements for the fiscal year ending December 31, 2006 as part of the Committee’s periodic review of external audit services.

On February 18, 2006, PwC informed the Corporation that PwC had chosen not to be considered for reappointment as the Corporation’s independent registered public accounting firm upon completion of PwC’s procedures for the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2005 and the Form 10-K in which such financial statements are included. As contemplated, upon the filing of the Corporation’s Annual Report on Form 10-K with the SEC on March 3, 2006, PwC’s engagement as the Corporation’s independent registered public accounting firm ended.

The reports of PwC on the financial statements of the Corporation for the fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004 and through March 3, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for those years.

Management and the Audit Committee of the Corporation’s Board of Directors determined in November 2005 that a material weakness existed because the Corporation did not maintain effective controls over the selection and application of generally accepted accounting principles relative to incentive servicing fees received from whole loan sales to third parties. The Corporation had accounted for these fees as derivative financial instruments instead of mortgage servicing rights as required by generally accepted accounting principles.

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The determination of the existence of a material weakness resulted in the restatement of the Corporation’s interim financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005, and the annual financial statements for the year ended December 31, 2004 included in the Corporation’s Annual Report on Form 10-K. The restated financial statements and amended periodic reports were filed with the SEC on February 3, 2006.

The cumulative impact of this error was an overstatement of income (after tax) of $2.1 million during 2004 and $7.1 million for the first two quarters of 2005. In addition to the restatement for incentive servicing fee contracts, management also reduced certain salary accruals for the June 30, 2005 and March 31, 2005 periods associated with incentive salary plans that are calculated based upon earnings. Further details, including adjusting entries made in the restated financials, are described in Note 2 of the Notes to Consolidated Financial Statements in the Corporation’s Report on Form 10-Q for the Quarter Ended September 30, 2005.

In November and December 2005, the Corporation took corrective actions to remediate the material weakness identified above. In addition, the Corporation designed, documented and tested additional controls over the selection and application of generally accepted accounting principles relative to incentive servicing fees received from whole loan sales to third parties. As a result of these actions, management of the Corporation believes this material weakness has been satisfactorily remediated.

Except for the material weakness described above, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K that occurred within the Corporation’s fiscal years ended December 31, 2005 and 2004 and through March 3, 2006.

On March 28, 2006, the Audit Committee of the Board of Directors selected Ernst &Young, and on March 31, 2006, Ernst &Young accepted the engagement as the Corporation’s independent registered public accounting firm to audit the Corporation’s financial statements for the fiscal year ending December 31, 2006.

During the Corporation’s two most recent fiscal years and subsequent interim period prior to engaging Ernst & Young, Ernst & Young had not been consulted on behalf of the Corporation regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and Ernst & Young did not provide either a written report or oral advice to the Corporation that Ernst & Young concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304 of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CONFIRMATION OF ERNST & YOUNG LLP AS THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2008.

Auditor Fees

The aggregate audit fees billed by Ernst & Young for the years ended December 31, 2007 and 2006 are as follows:

		Audit-Related
	Audit Fees	Fees (1)	Tax Fees (2)	All Other Fees (3)	Total
2007	$1,818,986	$104,275	$16,800	$11,963	$1,952,024
2006	$1,853,877	$218,450	$32,905	$1,500	$2,106,732

(1) 2007 Audit-Related Fees include:

$56,750	Employee benefit plan audits
47,525	Accounting and audit services related to securitization activities

$104,275

     2006 Audit-Related Fees include:

$218,450	Employee benefit plan audits and accounting and audit services related to securitization activities

(2) 2007 Tax Fees include:

$16,800	Various tax-related consultation

     2006 Tax Fees include:

$32,905	Various tax-related consultation

(3) 2007 All Other Fees include:

$11,963	Various other consultation

     2006 All Other Fees include:

$1,500	Various other consultation

Pre-approval of Services Rendered by Independent Auditors

In accordance with the SEC’s rules issued pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has adopted a formal policy on auditor independence requiring pre-approval by the Committee of all professional services rendered by the Corporation’s independent auditors subject to specified monetary limits. Under the policy, pre-approval can be granted by the Committee either on a case-by-case basis or, with regard to particular services for limited terms specified in detail in advance by the Committee in the policy or otherwise, pursuant to request and approval procedures set forth in the policy, provided that there is no delegation of Committee responsibility to management and any engagement of the auditors as to such particular services is reported to the Committee. If the cost of a proposed service is $50,000 or less, the policy delegates authority to the Chairman of the Committee to pre-approve the service on behalf of the Committee and report the approval to the Committee at its next scheduled meeting. All of the audit, audit-related, tax and other services provided by the Corporation’s independent auditors to the Corporation in 2007 were pre-approved by the Audit Committee pursuant to the policy.

DEADLINE FOR SHAREHOLDER PROPOSALS
FOR THE 2009 ANNUAL MEETING

Any proposals of shareholders that are otherwise eligible for inclusion in our written proxy material must be received at our principal executive offices, 500 Washington Street, Columbus, Indiana 47201, no later than December 19, 2008, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy for the 2009 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Proposals of shareholders submitted outside the process of Rule 14a-8 (“Non-Rule 14a-8 Proposals”) in connection with the 2009 Annual Meeting must be received by March 4, 2009. Our proxy for the 2009 Annual Meeting will give discretionary authority to the proxy holders to vote on all Non-Rule 14a-8 Proposals we receive after March 4, 2009.

COMMUNICATION WITH THE BOARD OF DIRECTORS
BY SHAREHOLDERS AND INTERESTED PARTIES

Our independent directors have unanimously approved a process for shareholders and other interested parties to send communications to the Board of Directors or the Lead Director. As a result, shareholders and interested parties who wish to communicate with the Board or the Lead Director may do so by directing their correspondence in writing to Mr. Lance Odden, currently our Lead Director, in care of Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 30, 2008

A copy of this proxy statement, the enclosed proxy card and the 2007 Annual Report can be found at the website address: www.irwinproxy.com.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the 2007 Annual Report, or a Notice of Internet Availability of Proxy Materials, may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report for other shareholders in your household, either now or in the future, or if you share an address with one or more other Corporation shareholders and collectively you would like to receive only a single set of Corporation proxy materials, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to Sue Elliott, Finance Department, Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201, or via telephone at (812) 376-1909, we will provide separate copies of the annual report and/or this proxy statement.

MISCELLANEOUS

The Board welcomes, but does not require, Directors to attend the Annual Meeting of Shareholders. At the 2007 Annual Meeting, of the ten members of the Board then serving, eight were in attendance.

We are providing shareholders with a paper copy of, or Internet access to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, together with all financial statements, schedules, and a list of the exhibits filed with the Form 10-K. If any shareholder wishes a copy of the exhibits filed with our Annual Report on Form 10-K, we will furnish the exhibits without charge. Our Code of Conduct, which is applicable to our directors, officers and employees, our Corporate Governance Principles, and the charters for committees of our Board of Directors are available in the “Corporate Governance” section of our website, www.irwinfinancial.com, and are also available in print to any shareholder who requests them. All requests for copies of the Form 10-K for 2007, our Code of Conduct, our Corporate Governance Principles or any of our committee charters should be in writing and directed to Sue Elliott, Finance Department, Irwin Financial Corporation, 500 Washington Street, Columbus, Indiana 47201. Copies of our reports filed with the SEC are available in the “Investor Relations” section of our website, www.irwinfinancial.com.

As of the date of this proxy statement, our Board of Directors has no knowledge of any matters to be presented for consideration at the meeting other than the matters described in this proxy statement. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named in this proxy statement is nominated at the meeting for election as a director because a nominee named in this proxy statement is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendation of our Board of Directors.

MATT SOUZA,
Secretary

April 18, 2008

APPENDIX A

AMENDMENT NUMBER ONE
TO THE IRWIN FINANCIAL CORPORATION
AMENDED AND RESTATED 2001 STOCK PLAN

This Amendment Number One to the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (this “Amendment”) is effective as of February 5, 2008 (the “Effective Date”).

1.	The words “Phantom Stock Unit” and “Phantom Stock Units” in the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (the “Original Plan”) are here by deleted and replaced with the words “Restricted Stock Unit” and “Restricted Stock Units,” respectively.

2.	Section 10 of the Original Plan is hereby deleted in its entirety and replaced with the following:

Section 10. Restricted Stock Units

Section 10.1  Grant of Restricted Stock Units.  Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock Units shall be evidenced by an Award agreement which shall specify the number of shares of stock granted, the schedule for lapse of the restrictions or the period for measuring performance criteria or standards, and such other provisions as the Committee shall determine. If such Award agreement specifies a purchase price to be paid by Participant for the Restricted Stock Units, such price may be paid in any of the forms described under Sections 7.5(a)-(f) above.

(a)	The Committee may, at any time and from time to time, establish performance criteria or standards with respect to an Award of Restricted Stock Units. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits (including risk management assessments), improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance criteria or standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

(b)	The Committee shall, as soon as it deems practicable following the expiration of the period for measuring the achievement of any performance criteria or standards established by the Committee when granting an Award of Restricted Stock Units, certify in writing whether, or the extent to which, the applicable performance criteria or standards were in fact satisfied. For purposes of this Section 10.1(b), approved minutes of the Committee shall be adequate written certification.

Section 10.2  Value.  Each Restricted Stock Unit shall represent one share of Stock.

Section 10.3  Payment for Restricted Stock Units.  After satisfaction of the vesting schedule and any performance criteria specified in the Award agreement, the holder of a Restricted Stock Unit shall be entitled to receive the then-current Fair Market Value of a share of Stock multiplied by the number of Restricted Stock Units granted.

Section 10.4  Form and Timing of Payment.  Payment to Participant as described in Section 10.3 above may be made in cash, Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum. Payment shall be delivered to Participant as soon as practicable after the Restricted Stock Unit vests, and in any event no later than 2 1/2 months after the end of the tax year in which the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture.

Section 10.5  Termination of Employment or Service; Change in Control; Performance Criteria.  Unless otherwise provided in the Award agreement for the Restricted Stock Unit, the following shall apply:

(a)	Termination of Employment or Service Due to Death or Disability. In the event a Participant’s employment or service as a Non-Employee Director is terminated due to death or disability, all Restricted Stock Units shall immediately vest and all performance criteria specified in the Award agreement shall be deemed satisfied and payment shall be made in accordance with Section 10.4 (and any dividends or distributions that have accumulated shall be payable in accordance with Section 10.7).

(b)	Termination of Employment or Service for Reasons Other than Death or Disability. In the event that a Participant’s employment or service as a Non-Employee Director is terminated for any reason other than death or disability prior to vesting and the satisfaction of any applicable performance criteria, then any Restricted Stock Units that are not vested and for which the applicable performance criteria have not been satisfied at the date of such termination (together with any dividends or distributions that have accumulated) automatically shall be forfeited and returned to the Company; provided, however, that, in the event of retirement or an involuntary termination of the employment of a Participant by the Company other than for cause, the Committee in its sole discretion may waive the automatic forfeiture of any or all such Restricted Stock Units (and any related dividends or distributions accumulated with respect thereto).

(c)	Change in Control. Unless otherwise provided in the Award agreement, upon a Change in Control, all Restricted Stock Units shall immediately vest and all performance criteria specified in the Award agreement shall be deemed satisfied and payment shall be made in accordance with Section 10.4 (and any dividends or distributions that have accumulated shall be payable in accordance with Section 10.7).

(d)	Use of Performance Criteria. In connection with an Award of Restricted Stock Units based on the performance criteria or standards established by the Committee, the Restricted Stock Units Award agreement may specify that the restrictions on will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of granting the Award have been achieved as of the expiration of the relevant measurement period, as certified by the

Committee pursuant to Section 10.1(b) above, in which case, upon such certification: (i) the restrictions provided in this Section 10 shall lapse on the number of such Restricted Stock Units, if any, that is in proportion to the degree to which the performance criteria or standards have been achieved, as certified by the Committee, and (ii) the balance of such Restricted Stock Units automatically shall be forfeited and returned to the Company (together with any dividends or distributions that have accumulated).

Section 10.6  Nontransferability.  No Restricted Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 10.7  No Dividend Payments.  Unless otherwise set forth in the Award agreement, a Participant granted Restricted Stock Units shall not be credited with any dividends which would be received with respect to an equivalent number of shares of Stock. If a Participant is entitled to dividends, then the dividends shall be paid to the Participant as soon as practicable after the dividend date, and in no event later than 2 1/2 months after the end of the tax year in which the dividend is no longer subject to a substantial risk of forfeiture.

3.	Except as specifically amended herein, all other terms and conditions contained in the Original Plan shall remain unchanged and shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank.]

In Witness Whereof, the Board of Directors has caused this Amendment Number One to the Irwin Financial Corporation 2001 Stock Plan to be amended effective as of the Effective Date.

IRWIN FINANCIAL CORPORATION

By: /s/ Matthew F. Souza
Printed: Matthew F. Souza
Its: Secretary and Chief Administrative Officer

APPENDIX B

IRWIN FINANCIAL CORPORATION
AMENDED AND RESTATED 2001 STOCK PLAN

As amended and restated May 10, 2007

Page

Section 13. Change in Control
13.1 In General	86
13.2 Definition	86
Section 14. Interpretation, Amendment, Modification, and Termination of Plan
14.1 Amendment, Modification, and Termination of Plan	87
14.2 Interpretation	87
Section 15. Tax Withholding
15.1 Tax Withholding	87
15.2 Share Withholding	87
Section 16. Indemnification
16.1 Indemnification	88
Section 17. Requirements of Law
17.1 Requirements of Law	88
17.2 Governing Law	88
Section 18. Provisions for Foreign Participants
18.1 Provisions for Foreign Participants	88
Exhibit: Sub-Plan for Beneficiaries Residing in Canada	89

IRWIN FINANCIAL CORPORATION
AMENDED AND RESTATED 2001 STOCK PLAN

Section 1.  Establishment, Purpose, and Effective Date of Plan

1.1  Establishment.  Irwin Financial Corporation, an Indiana corporation, hereby establishes the Irwin Financial Corporation Amended and Restated 2001 Stock Plan (the “Plan”) for employees and non-employee directors of the Company and its subsidiaries. The Plan permits the grant of stock options, stock appreciation rights, restricted stock and phantom stock units, with common stock or cash as possible payout mediums for payment under the Plan.

1.2  Purpose.  The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition of an equity interest in the success of the Company by employees of the Company and its subsidiaries and non-employee directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of employees and non-employee directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

1.3  Effective Date.  The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company. Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

Section 2.  Definitions

2.1  Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

“Award” means any Option, Stock Appreciation Right, Restricted Stock, or Phantom Stock Unit, granted under this Plan.

“Applicable Laws” means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Board” means the Board of Directors of the Company.

“Cause” is defined in Section 14.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Change in Control” is defined in Section 13.2 herein.

“Committee” means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,” as the term (or similar or successor term) is defined by Rule 16b-3, and as an “outside director” within the meaning of Code Section 162(m) and regulations thereunder.

“Company” means Irwin Financial Corporation, a Indiana corporation.

“Disability” is defined in Section 14.2.

“Employee” means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any branch or division thereof.

“Executive Officer” means an individual who is an “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended).

“Fair Market Value” means the “closing market price,” which is defined by the Securities and Exchange Commission as the price at which the registrant’s security was last sold in the principal United States market for such security as of the date for which the closing market price is determined. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

“Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

“Non-Employee Director” means a director of the Company who is not, and for a period of at least one year, has not been an Employee.

“Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (i) an “Incentive Stock Option,” or “ISO” within the meaning of Section 422 of the Code, (ii) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO,” or (iii) any other type of option encompassed by the Code.

“Participant” means any Non-Employee Director and any Employee designated by the Committee (or its delegate, if appropriate under Section 3.1) to participate in the Plan.

“Performance-Based Exception” means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

“Period of Restriction” means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 9 of the Plan.

“Phantom Stock Unit” is described under Section 10.

“Plan” means the Irwin Financial Corporation Amended and Restated 2001 Stock Plan as set forth herein and any amendments hereto.

“Restricted Stock” means Stock granted to a Participant pursuant to Section 9 of the Plan.

“Retirement” is defined in Section 14.2.

“Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules applicable to Awards granted under the Plan promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended.

“Stock” means the Common Stock, without par value, of the Company.

“Stock Appreciation Right” and “SAR” mean the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of stock at the date of exercise over a specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of a Stock

Appreciation Right which is granted in conjunction with an Option, the specified price shall be the Option exercise price.

2.2  Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

Section 3.  Eligibility and Participation

3.1  Eligibility and Participation.  Participants in the Plan shall be selected by the Committee from among the Employees. Non-Employee Directors shall also be eligible to participate in the Plan.

3.2  Delegation to Executive Officers.  To the extent permitted by Applicable Laws, the Committee, in its discretion, may delegate to one or more Executive Officers all or part of the Committee’s authority and duties with respect to the granting of Awards, but only with respect to individuals who are not Executive Officers or Non-Employee Directors. Any such delegation by the Committee shall include a limitation as to the amount and type of Awards that may be granted during the period of the delegation and shall contain guidelines as to permissible grant dates for awards, the determination of the exercise price of any Option or SAR and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee delegatee or delegatees that were consistent with the terms of the Plan.”

Section 4.  Administration

4.1  Administration.  The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan; provided, however, the Committee shall not reprice or otherwise decrease the exercise price applicable to any outstanding Option, except in connection with an adjustment contemplated by Section 5.4. The Committee’s authorization to administer the Plan shall extend to developing and implementing rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws and accommodating the specific requirements of local laws and procedures, including but not limited to the adoption of rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

Section 5.  Stock Subject to Plan and Maximum Awards

5.1  Aggregate Number.  The total number of shares of Stock that may be issued pursuant to Awards under the Plan may not exceed 4,000,000 (of this total number, all such shares may be issued with respect to Incentive Stock Options). Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose. In addition, up to an aggregate of 2,000,000 SARs may be granted under the Plan.

5.2  Individual Participant Limitations.  Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a)	Subject to adjustment as provided in Section 5.4, the maximum aggregate number of shares of Stock (including Options, Restricted Stock SARs, and Phantom Stock Units to be paid out in shares) that may be granted under this Plan in any calendar year pursuant to any Award held by any Participant shall be 300,000 shares. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

(b)	The maximum aggregate cash payout (including SARs and Phantom Stock Units paid out in cash) with respect to Awards granted under this Plan in any calendar year which may be made to any Participant shall be one million dollars ($1,000,000.00).

5.3  Reuse.  If, and to the extent:

(a)	An Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Stock related to the Option are not issued to the Participant (or beneficiary) including as the result of the use of shares for withholding taxes, the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof.

(b)	Restricted Stock or Phantom Stock Units under the Plan are forfeited for any reason, or settled in cash in lieu of Stock or in a manner such that some or all of the shares of Stock related to the Award are not issued to the Participant (or beneficiary), such shares of Stock shall (unless the Plan shall have terminated) become available for issuance under the Plan.

(c)	SARs expire or terminate for any reason without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan.

5.4  Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Awards then outstanding under the Plan pursuant to the terms of such grants or otherwise.

Section 6.  Duration of Plan

6.1  Duration of Plan.  The Plan shall remain in effect until, and no Award may be granted on or after, April 25, 2011, subject to the Board’s right to earlier terminate the Plan pursuant to Section 14 hereof.

Section 7.  Stock Options

7.1  Grant of Options.  Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

7.2  Option Agreement.  Each Option shall be evidenced by an option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, the vesting schedule for the Options, and such other provisions as the Committee shall determine.

7.3  Option Price.  No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

7.4  Exercise of Options.  Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

7.5  Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full, as provided in the option agreement, either:

(a)	in cash, check or wire transfer, denominated in U.S. Dollars except with the consent of the Committee or as specified by the Committee with respect to foreign employees or foreign sub-plans;

(b)	by tendering previously-acquired Stock (as determined by the Committee) having an aggregate Fair Market Value at the time of exercise equal to the total Option price,

(c)	if the Committee shall authorize in its sole discretion, by payment of the purchase price in installments or with other borrowed funds; provided, however, that the provisions of each installment purchase agreement: (i) shall provide that the purchaser, at the purchaser’s option, may pay any or all such installments at one time, (ii) shall comply with all applicable credit regulations, if any, then in effect and issued or enacted by governmental authority having jurisdiction, including Regulation U of the Board of Governors of the Federal Reserve System if such Regulation is then in effect, (iii) shall be established by the Committee and shall include a specified rate of interest payable on the unpaid balance, and (iv) shall require that the certificate for Shares purchased pursuant to installment arrangement be pledged to the Company,

The certificates for stock purchased pursuant to an installment purchase agreement will be delivered to the purchaser, who shall take title to such Stock, and shall be immediately deposited by the purchaser, together with a properly executed stock power, with the Secretary of the Company to be held by the Company as security for the payment of the installments of the purchase price, including interest. The purchaser shall be entitled to all voting rights with respect thereto and all cash dividends paid thereon. In the event of the payment by the Company of a stock dividend on or the declaration by the Company of a stock split with respect to any of its Stock held as security pursuant to an installment purchase agreement hereunder, the pledge under such agreement shall extend to the Stock issued in payment of such stock dividend or on account of such stock split. The purchaser shall deliver to the Company the certificates representing the dividend or split Stock upon receipt thereof, together with a properly executed stock power. In the event that the Stock held as security pursuant to an installment purchase agreement shall be changed or reclassified as a result of any charter amendment, recapitalization, reorganization, merger, consolidation, sale of assets or similar transactions, the changed or reclassified Stock or other assets or both received as a result of such transaction shall be substituted for the Stock pledged under such agreement; and the purchaser shall promptly deliver to the Company any certificates issued to represent the Stock so changed or reclassified and any such other assets, together with a properly executed stock power. If rights to subscribe for or purchase Stock or other securities shall be issued to holders of Stock held as security pursuant to an installment purchase agreement, such rights shall belong to the purchaser free from pledge. Upon completion of payment for such Stock, including interest to the date of payment, and subject to any requirements necessary to comply with Regulation U or other applicable credit regulations, the purchaser shall be entitled to the return from the Company of the certificates so pledged,

(d)	by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable laws,

(e)	by having the notice of exercise direct that the certificate or certificates for such Shares for which the option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the purchase price for such Shares purchased pursuant to the exercise of the option plus the amount (if any) of federal and other taxes which the Company may, in its sole judgment, be required to withhold with respect to the exercise of the option, or

(f)	by a combination of (a), (b), (c), (d) and (e).

The exercise of an Option shall cancel any SAR which was specifically granted in tandem with such Option to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

7.6  Limitations on ISOs.  Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)	The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

(b)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options, including, but not limited to, provisions applicable to Incentive Stock Options granted to a 10% shareholder of the Company within the meaning of Code Section 422(b)(6).

(c)	All Incentive Stock Options must be granted within ten years from the date on which this Plan was adopted by the Board of Directors.

(d)	Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant (five years in the case of an ISO granted to a 10% shareholder).

7.7  Restrictions on Stock Transferability.  The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable laws.

7.8  Termination of Employment or Service.  Unless otherwise provided in the option agreement, subsections (a) through (d) shall apply.

(a)	Termination of Employment or Service Due to Death or Disability. In the event a Participant’s employment or service as a Non-Employee Director is terminated by reason of death or disability, any outstanding Options whether or not then exercisable, may be exercised within three (3) years after such date of termination of employment or service. In no case shall the period for exercise extend beyond the expiration date of such option grant.

(b)	Termination of Employment or Service Due to Retirement. In the event that a Participant’s employment or service as a Non-Employee Director is terminated due to retirement, the Options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the Options at the date of such termination, but only within a period of three (3) years beginning on the day following the date of such termination, and provided further that any Incentive Stock Options may be exercised only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such Option grant. So long as a Participant shall continue to serve as a Non-Employee Director or continue to be an employee of the Company, the Options granted to the Participant shall not be affected by any change of duties or position. A change of employment from the Company to a subsidiary, from a subsidiary to the Company, from one subsidiary to another, or any combination thereof, shall not be considered to be a termination of employment for purposes of this Plan.

(c)	Resignation or Termination Without Cause. In the event that a Participant’s employment with the Company or its subsidiaries or the service of a Non-Employee Director is terminated due to resignation or termination without cause (other than in circumstances that constitute a retirement), the options theretofore granted to such Participant may be exercised to the extent that such Participant was entitled to exercise the options at the date of such resignation, but only within a period of three (3) months beginning on the day following the date of such termination. In no case shall the period for exercise extend beyond the expiration date of such option.

(d)	Termination for Cause. Notwithstanding anything herein to the contrary, all outstanding options shall immediately terminate without further action on the part of the Company in the event of the termination of a Participant’s employment or service with the Company or its subsidiaries for Cause.

7.9  Effect of a Change in Control.  Unless otherwise provided in the Stock Option agreement, the following shall apply in the event of a Change of Control. Upon the occurrence of a Change of Control, the Company shall provide written notice thereof (the “Change in Control Notice”) to the Participants. The Company shall have the right, but not the obligation, to terminate all outstanding options as of the 30th day immediately following the date of the sending of the Change in Control Notice by including a statement to such effect in the Change in Control Notice. Upon delivery of the Change in Control Notice and regardless of whether the Company elects to terminate the outstanding options, the Participants shall have the right to immediately exercise all outstanding options (whether or not immediately exercisable, notwithstanding the Change in Control) in full during the 30-day period notwithstanding the other terms and conditions otherwise set forth in the Plan or in any certificate or agreement representing such option.

7.10  Nontransferability of Options.  Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

(a)	the spouse, children or grandchildren of the Participant (“Immediate Family Members”);

(b)	a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

(c)	a partnership in which such Immediate Family Members are the only partners, provided that:

(i)	there may be no consideration for any such transfer;

(ii)	the Award agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

(iii)	subsequent transfers of transferred Options shall be prohibited except transfers back to the Participant or those in accordance with Section 11.

Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 11 hereof, the term “Participant” shall be deemed to refer to the transferee. The provisions of Section 7 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Option shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Section 7.

7.11  Compliance with Code Section 409A. No Option shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Option is not intended to comply with Section 409A of the Code.

Section 8.  Stock Appreciation Rights

8.1  Grant of Stock Appreciation Rights.  Subject to the provisions of Sections 5 and 6, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of SARs granted to each Participant. Each SAR award shall be evidenced by an Award agreement setting forth the number of shares of Stock to which the SAR pertains, the vesting schedule for the SARs, and such other provisions as the Committee shall determine.

8.2  Payment of SAR Amount.  Upon exercise of the SAR, the Participant shall be entitled to receive payment of an amount (subject to Section 8.4 below) determined by multiplying:

(a)	The difference between the Fair Market Value of a share of Stock at the date of exercise over the price fixed by the Committee at the date of grant, by

(b)	The number of shares with respect to which the Stock Appreciation Right is exercised.

8.3  Form and Timing of Payment.  At the discretion of the Committee, payment to the Participant of the SAR amount described in Section 8.2 may be made in cash or Stock, or in a combination thereof.

8.4  Limit of Appreciation.  At the time of grant, the Committee may establish in its sole discretion, a maximum amount per share which will be payable upon exercise of an SAR.

8.5  Term of SAR.  The term of an SAR granted under the Plan shall not exceed ten years.

8.6  Termination of Employment or Service; Change in Control.  Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any SARs outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

8.7  Nontransferability of SARs.  No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 9.  Restricted Stock

9.1  Grant of Restricted Stock.  Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by an Award agreement which shall specify the number of shares of stock granted, the schedule for lapse of the restrictions or the period for measuring performance criteria or standards, and such other provisions as the Committee shall determine. If such Award agreement specifies a purchase price to be paid by Participant for the Restricted Stock, such price may be paid in any of the forms described under Sections 7.5(a)-(f) above.

(a)	The Committee may, at any time and from time to time, establish performance criteria or standards with respect to an Award of Restricted Stock. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge- offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits (including risk management assessments), improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance criteria or standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

(b)	The Committee shall, as soon as it deems practicable following the expiration of the period for measuring the achievement of any performance criteria or standards established by the Committee when granting an Award of Restricted Stock, certify in writing whether, or the extent to which, the applicable performance criteria or standards were in fact satisfied. For purposes of this Section 9.1(b), approved minutes of the Committee shall be adequate written certification.

9.2  Transferability.  Except as provided in Sections 9.6 and 9.7 hereof, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time (the “Period of Restriction”) as shall be determined by the Committee and shall be specified in the Restricted Stock Award agreement, or upon earlier satisfaction of other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award agreement.

9.3  Other Restrictions.  The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

9.4  Voting Rights.  Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Period of Restriction.

9.5  Dividends and Other Distributions.  During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall, unless otherwise provided in the Restricted Stock Award agreement, be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held.

(a)	If any such dividends or distributions are paid in shares of Stock pursuant to Section 5.4, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(b)	If any such dividends or distributions are paid in cash, the Restricted Stock Award agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related shares of Restricted Stock vest or are forfeited. Alternatively, the Restricted Stock Award agreement may specify that the cash dividend or distribution payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2 1/2 months after the tax year in which the dividend or distribution becomes nonforfeitable.

9.6  Termination of Employment or Service; Change in Control; Use of Performance Criteria.  Unless otherwise provided in the Restricted Stock Award agreement, the following shall apply:

(a)	Termination of Employment or Service Due to Death or Disability. In the event a Participant’s employment or service as a Non-Employee Director is terminated due to death or disability, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable (and, as provided in Section 9.5 above, any dividends or distributions that have accumulated with respect to such shares shall thereupon be payable).

(b)	Termination of Employment or Service for Reasons Other than Death or Disability. In the event that a Participant’s employment or service as a Non-Employee Director is terminated for any reason other than death or disability during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination (together with any dividends or distributions that have accumulated with respect to such shares as provided in Section 9.5(b) above) automatically shall be forfeited and returned to the Company; provided, however, that, in the event of retirement or an involuntary termination of the employment of a Participant by the Company other than for cause, the Committee in its sole discretion may waive the automatic forfeiture of any or all such shares (and any related dividends or distributions accumulated with respect thereto) and/or may add such new restrictions to such shares of Restricted Stock (and any related dividends or distributions accumulated with respect thereto) as it deems appropriate.

(c)	Change in Control. Unless otherwise provided in the Award agreement, upon a Change in Control, the Period of Restriction applicable to the Restricted Stock pursuant to Subsection 9.2 hereof shall automatically terminate and, except as otherwise provided in Subsection 9.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferable (and, as provided in Section 9.5 above, any dividends or distributions that have accumulated with respect to such shares shall thereupon be payable).

(d)	Use of Performance Criteria. In connection with an Award of Restricted Stock based on the performance criteria or standards established by the Committee, the Restricted Stock Award agreement may specify that the restrictions on the shares subject to the Award will lapse proportionately relative to the degree, if any, to which performance criteria or standards established by the Committee at the time of granting the Award have been achieved as of the expiration of the relevant measurement period, as certified by the Committee pursuant to Section 9.1(b) above, in which case, upon such certification: (i) the restrictions provided in this Section 9 shall lapse on the number of such shares, if any, that is in proportion to the degree to which the performance criteria or standards have been achieved, as certified by the Committee, and (ii) the balance of such shares automatically shall be forfeited and returned to the Company (together with any dividends or distributions that have accumulated with respect to such forfeited shares as provided in Section 9.5(b) above).

9.7  Nontransferability of Restricted Stock.  No shares of Restricted Stock granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Period of Restriction. All rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

Section 10.  Phantom Stock Units

10.1  Grant of Phantom Stock Units.  Subject to the provisions of Sections 5 and 6, Phantom Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. Each grant of Phantom Stock Units shall be evidenced by an Award agreement setting forth the number of Phantom Stock Units, the applicable vesting schedule and such other provisions as the Committee shall determine.

The Committee may at any time and from time to time, establish performance criteria with respect to an Award of Phantom Stock Units. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

10.2  Value.  Each Phantom Stock Unit shall represent one share of Stock.

10.3  Payment for Phantom Stock Units.  After satisfaction of the vesting schedule specified in the Award agreement, the holder of a Phantom Stock Unit shall be entitled to receive the then-

current Fair Market Value of a share of Stock multiplied by the number of Phantom Stock Units he chooses to exercise, less the exercise price to be paid by Participant (if any) as specified in the Award agreement. If such Award agreement specifies an exercise price to be paid by Participant for the Phantom Stock Units, such price may be paid in any of the forms described under Section 7.5(a)-(f) above.

10.4  Form and Timing of Payment.  Payment to the Participant as described in Section 10.3 above may be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

10.5  Termination of Employment or Service; Change in Control.  Unless otherwise provided in the Award agreement, in the event of (i) termination of the employment or service of a Participant, or (ii) upon a Change in Control, any Phantom Stock Units outstanding shall be treated in the same manner as specified for Options (excluding Incentive Stock Options) under Sections 7.8 and 7.9 respectively.

10.6  Nontransferability.  No Phantom Stock Units granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All rights with respect to Phantom Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

10.7  No Dividend Payments.  A Participant granted Phantom Stock Units shall not be credited with any dividends which would be received with respect to an equivalent number of shares of Stock.

10.8  Expiration.  A Participant’s Phantom Stock Units shall in all events expire on the tenth anniversary of the date on which they were awarded.

Section 11.  Beneficiary Designation

11.1  Beneficiary Designation.  Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form provided by the Company, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.

Section 12.  Rights of Employees and Non-Employee Directors

12.1  Employment or Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service as a Non-Employee Director at any time, nor confer upon any Participant any right to continue in the employ of the Company.

12.2  Participation.  No Employee or Non-Employee Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

Section 13.  Change in Control

13.1  In General.  Unless otherwise provided in an Award agreement, in the event of a Change in Control of the Company as defined below, all Awards under the Plan shall vest 100%, whereupon all Options, SARs and Phantom Stock Units shall become exercisable in full and the restrictions applicable to any Restricted Stock shall terminate.

13.2  Definition.  Unless otherwise provided in an Award agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(a)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, or (ii) a Corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the “Voting Stock”), provided, however, that the following shall not constitute a change in control: (1) such person becomes a beneficial owner of 50% or more of the Voting Stock as the result of an acquisition of such Voting Stock directly from the Company, or (2) such person becomes a beneficial owner of 30% or more of the Voting Stock as a result of the decrease in the number of outstanding shares of Voting Stock caused by the repurchase of shares by the Company; provided, further, that in the event a person described in clause (1) or (2) shall thereafter increase (other than in circumstances described in clause (1) or (2)) beneficial ownership of stock representing more than 1% of the Voting Stock, such person shall be deemed to become a beneficial owner of 30% or more of the Voting Stock for purposes of this paragraph (a), provided such person continues to beneficially own 30% or more of the Voting Stock after such subsequent increase in beneficial ownership, or

(b)	During any period of two consecutive years, individuals (the “Incumbent Board”), who at the beginning of such period constitute the board of directors of the Company, and any new director, whose election by the board of directors of the Company or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

(c)	The Company shall become a party to an agreement of a reorganization, merger or consolidation or the sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the total voting power represented by the voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of the Business Combination owns the Company’s or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to the Business Combination of the Voting Stock of the Company, and (2) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or action of the Incumbent Board, providing for such Business Combination, or

(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

The Committee has final authority to construe and interpret the provisions of the foregoing paragraphs (a), (b), (c) and (d) and to determine the exact date on which a change in control has been deemed to have occurred thereunder.

Section 14.	Interpretation, Amendment, Modification, and Termination of Plan

14.1  Amendment, Modification, and Termination of Plan.  The Board at any time may terminate, and from time to time may amend, modify or suspend the Plan in whole or part subject to any requirement of stockholder approval imposed by applicable laws. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

14.2  Interpretation.  Whether a Participant’s employment or service as a Non-Employee Director is terminated due to “retirement,” “disability,” “resignation” or “for cause” shall be determined pursuant to the Award agreement by the Committee in its sole discretion, which determination shall be final and conclusive. Whether an authorized leave of absence, or absence on military or governmental service, or for any other reason, shall constitute a termination of employment or service for purposes of this Plan shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive. The construction, interpretation and validity of the Plan and any Award hereunder shall be determined in accordance with and governed by the laws of the State of Indiana applicable to contracts executed and performed in such state without giving effect to conflicts of laws principles.

Section 15.  Tax Withholding

15.1  Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

15.2  Share Withholding.  With respect to tax withholding required upon the exercise of Options or Phantom Stock Units, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the payroll tax withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax withholding which would be imposed on the transaction (or to such part of the tax so long as the balance above the minimum required withholding is paid by the Participant in cash). All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Section 16.  Indemnification

16.1  Indemnification.  Each person who is or shall have been a member of the Committee or of the Board, or to whom a delegation has been made pursuant to Section 3.1 hereof, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 17.  Requirements of Law

17.1  Requirements of Law.  The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws.

17.2  Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Indiana. With respect to any dispute arising out of this Plan, an Award or alleged breaches of this Plan, an Award or both, a Participant, by accepting an Award, irrevocably consent, to the maximum extent permitted by law, to the jurisdiction and venue of the Federal Courts in Indiana if they have subject matter jurisdiction, and otherwise to the jurisdiction and venue of the courts of the State of Indiana, and the Employee shall not be entitled to a trial by jury.

Section 18.  Provisions for Foreign Participants

18.1  Provisions for Foreign Participants. The Committee may make Awards to Participants who are foreign nationals, who are employed outside of the United States of America or both (collectively, “Foreign Participants”) on terms and conditions consistent with the Plan’s purpose but different from the provisions specified herein without amending the Plan as may be necessary, desirable or appropriate, as determined in its sole discretion. Subject to any requirement of stockholder approval imposed by applicable laws, the Committee may modify previously granted Awards granted to Foreign Participants, establish sub-plans or procedures under the Plan or both to reflect special terms to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

EXHIBIT TO THE IRWIN FINANCIAL CORPORATION
AMENDED AND RESTATED 2001 STOCK PLAN
SUB-PLAN FOR BENEFICIARIES RESIDING IN CANADA

The purpose of this exhibit to the Plan is to set forth the terms and conditions defining the rights and obligations of both the Company and Participants who are considered Canadian tax residents at any time and who may benefit from time to time from the Options granted by the Company in compliance with the applicable Canadian legal and tax provisions and the general terms and conditions of the Plan.

Article I  Purpose

The Committee imposes the restrictions set forth in this sub-plan to Canadian tax residents for the purpose of allowing affected Participants to be entitled to claim a stock option deduction pursuant to paragraph 110(1)(d) of the Canadian Income Tax Act (the “Act”) and applicable regulations. This exhibit shall be interpreted in all events consistent with this purpose.

Article II.  General Restriction for Paragraph 110(1)(d) Deduction

(a)	There shall be no limit on a Participant’s right to participate in dividends or in the assets distributed upon any liquidation of the Company with respect to Stock issued upon exercise of an Option.

(b)	Stock received on exercise of an Option cannot be converted into any other security (other than into another security of the Company or of another corporation with which it does not deal at arm’s length) that is, or would be, a “prescribed share” (as defined under the Act) as of the date of conversion.

(c)	An Employee cannot at that time or any time thereafter require the Company to redeem, acquire, or cancel Stock received on exercise of an Option (except pursuant to a conversion permitted as described in paragraph (b) above).

(d)	The Company shall not have the right to redeem, acquire or cancel Stock received on exercise of an Option except at Fair Market Value.

(e)	The Company shall not be obligated to reduce the paid-up capital in respect of any Stock received on exercise of an Option (except where the reduction is required pursuant to a conversion permitted as described in paragraph (b) above).

Article III.  Available Methods to Pay Option Exercise Price

A Participant subject to this sub-plan shall not tender shares of Stock acquired on exercise of an Option to exercise another option; provided, however, that nothing in this sub-plan shall prohibit any such Participant from exercising an Option by attesting that he or she owns shares of Stock that have been held for more than six months having a total Fair Market Value that is at least equal to its exercise price (as determined by the Committee on the date of exercise) and receiving new shares of Stock with a total Fair Market Value equal to the difference between the value of the Stock and the exercise price for the portion of the Option that is then being exercised by such Participant.

Article IV  Available Methods to Pay for Applicable Taxes

A Participant subject to this sub-plan shall not tender shares of Stock acquired on exercise of an Option to satisfy his or her taxes as required by law to be withheld with respect to the exercise of an Option; provided however, that nothing herein shall prohibit any such Participant from attesting that he or she owns shares of Stock that have been held for at least six months with a total Fair Market Value that is at least equal to such Participant’s applicable taxes as required by law to be withheld with respect to any such Award.

Article V  Effective Date

This Exhibit shall apply to all Options awarded to Participants who are considered Canadian tax residents at any time on or after the Effective Date (as defined in the Plan).

Irwin Financial Corporation
Annual Shareholder Meeting
May 30, 2008 — 4:00 p.m. (E.D.T.)
YES Cinema
4th & Jackson Streets
Columbus, IN 47201

YES Cinema («) is located in downtown Columbus, inside the west end of what remains of the Commons Mall, which is undergoing construction. Please enter through the 4th Street entrance.

From 1-65, take Exit 68 and turn left (from 1-65 South) or right (from 1-65 North) off the ramp. Follow 46W into Columbus. Immediately after crossing the bridge, veer to your left and stay in the left lane. You will now be on Brown Street. Go through two stop lights (2nd Street and 3rd Street.). After crossing 3rd Street, the parking lot (x) will be on your left, across from Sears.

c/o National City Bank Shareholder Services Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509

Vote by Telephone

Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh, PA 15253-9837.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Access the Website and cast your vote: www.cesvote.com	Return your proxy card in the postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Daylight Time on May 30, 2008 to be counted in the final tabulation.
If you vote by telephone or over the Internet, do not mail your proxy card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF IRWIN FINANCIAL CORPORATION TO BE HELD ON MAY 30, 2008.
THE 2008 PROXY STATEMENT AND 2007 THE ANNUAL REPORT ARE AVAILABLE AT: WWW.IRWINPROXY.COM
è
ê Please fold and detach at perforation before mailing. ê

IRWIN FINANCIAL CORPORATION
Proxy for Annual Meeting of Shareholders
Proxy Solicited on Behalf of the Board of Directors
The undersigned does hereby nominate, constitute, and appoint William I. Miller and Matthew F. Souza and each of them, (with full power to act without the other), with full power of substitution to each, the true and lawful Proxies of the undersigned to attend the Annual Meeting of the Shareholders of the Corporation, to be held at the Yes Cinema, 4th & Jackson Streets, Columbus, Indiana, on Friday, May 30, 2008, at 4:00 p.m. (EDT), or at any adjournment of the meeting, and to vote all shares of the Corporation that the undersigned is entitled to vote upon the matters referred to in this proxy and in the notice of the meeting to the same extent and with all the powers the undersigned would possess if personally present and voting at the meeting or at any adjournment of it.
The undersigned acknowledges receipt of notice of the meeting and the accompanying proxy statement and hereby revokes all proxies heretofore given by the undersigned for the meeting.

Dated:	, 2008

Signature(s)

Signature(s)
Please sign exactly as name(s) appear(s) here, date, and return this proxy promptly in the enclosed envelope. If there are two or more co-owners, all must sign. No postage required if mailed in the United States.

IF VOTING BY MAIL, PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

your vote is important
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by voting by telephone, or the Internet, or by signing and dating this proxy card and returning it promptly in the enclosed postage-paid envelope. If you vote by telephone or the Internet, do not return this proxy card.
ê If voting by mail, please sign and date proxy card below and fold and detach at perforation before mailing. ê

IRWIN FINANCIAL CORPORATION	PROXY
This proxy will be voted as you specify on this proxy card. If no specification is made, the shares represented by the proxy will be voted FOR the Directors named in the proxy statement, FOR the re-approval of the Irwin Financial Corporation Amended and Restated 2001 Stock Plan, as amended, and FOR the confirmation of independent auditors for 2008, and the Proxies may vote in their discretion upon such other business as may properly come before the meeting or any adjournment of it. This proxy may be revoked at any time prior to voting it.
The Board of Directors recommends that shareholders vote FOR Proposal Nos. 1, 2 and 3.
1.	To elect three directors

Nominees:	1. R. David Hoover	2. William I. Miller	3. Dayton H. Molendorp

❑ FOR all nominees listed above	❑ WITHHOLD Authority to vote for all the nominees

Instruction: To withhold authority to vote for any individual nominee, write the number beside the nominee’s name here:
2.	To re-approve the Irwin Financial Corporation Amended and Restated 2001 Stock Plan and to amend the Plan to delete the ability to award phantom stock units and add the ability to award restricted stock units.

❑ FOR	❑ AGAINST	❑ ABSTAIN
3.	To act upon the confirmation of independent auditors for 2008

❑ FOR	❑ AGAINST	❑ ABSTAIN
4.	To vote in the Proxies’ discretion upon such other business as may properly come before the meeting or any adjournment of it.
If you wish to attend the 2008 Annual Meeting of Shareholders and vote in person, please see the back cover of our proxy statement for directions to the Annual Meeting location.
(CONTINUED ON OTHER SIDE)